          THIS INDENTURE OF LEASE made this 30th day of August, 1991, by and between KAI PACIFIC LIMITED, a Hawaii corporation, whose address is 99-1135 Iwaena Street, #1 Aiea, HI. 96701, hereinafter called "Lessor", and COST-U-LESS INC. whose address is 330-4th Street, Kirkland, WA. 98033, hereinafter called "Lessee,"

                             W I T N E S S E T H:

                                  ARTICLES I

                                Grant and Term
                                --------------

          Section 1.01.  Demised Premises.  In consideration of the rents,
          -------------------------------
covenants, and agreements hereinafter reserved and contained on the part of Lessee to be observed and performed, Lessor demises and leases to Lessee, and Lessee rents from Lessor, all of those certain lots (the "Land") identified as Lots No. 4 and 9 in Kapaa, Kauai, Hawaii, TMK 4-4-5-5:4 and 4-4-5-5:9, consisting of approximately 56,256 square feet, and that certain building (the "Building") to be constructed on the Land containing approximately 22,000 square feet of ground floor warehouse area (the Land and such Building being hereinafter called the "demised premises"). The demised premises is shown on the plan marked Exhibit A attached hereto and by reference made a part hereof.

          Section 1.02.  Common Areas.    Not applicable
          -------------  ------------
          Section 1.03.  Term.
          -------------  ----

          a.   Duration and Commencement.  The term of this lease shall be for a
               -------------------------
period of ten (10) years commencing on the date (the "Commencement Date") Lessor notifies Lessee in writing that the Building to be occupied by Lessee has been completed and that Lessor has received a certificate of occupancy from the appropriate governmental body or agency certifying that the Building is ready for occupancy. The anticipated Commencement Date is April 1, 1992.

          b.   Confirmation of Commencement Date.  When the Commencement Date
               ---------------------------------
has been determined as herein set forth, Lessor shall at its own cost and expense prepare and deliver to Lessee for its execution a written memorandum in the form attached hereto marked Exhibit B, expressly confirming the Commencement Date, and such memorandum shall thereupon be deemed attached hereto, incorporated herein, and by this reference made a part of this lease. Failure by Lessee to execute and deliver such memorandum when requested by Lessor within 15 days of Lessor's request shall constitute an acceptance of the demised premises, and an acknowledgement by Lessee that the statements included in Exhibit B are true and correct, without exception. In addition thereto, if Lessee fails to execute and deliver such memorandum to Lessor within such 15-day period, Lessor may, as attorney-in-fact for Lessee, coupled with a financial interest, execute such memorandum for and on behalf of and in the name of Lessee.

          c.   Delays of Commencement Date.   If Lessor is unable to deliver
               ---------------------------
possession of the demised premises by the anticipated Commencement Date specified in Section 1.03.a above, Lessor shall not be liable for any damages caused thereby nor shall this lease become void or voidable, but in any such event, the term of this lease shall be extended until Lessor can give Lessee notice of the Commencement Date. If the Commencement Date is extended as set forth in this Section 1.03.c, no basic rent shall be payable by Lessee to Lessor for any portion of the term prior to the actual Commencement Date.

          d.   Cancellation. Notwithstanding any provision to the contrary, if
               ------------
for any reason whatsoever, the term of this lease shall not have commenced by September 1, 1992, this lease shall be deemed canceled and shall have no further
-----------------
force or effect and Lessor and Lessee shall have no further obligations under this lease, unless Lessor and Lessee agree in writing to extend this lease for a mutually agreeable period in order to permit Lessor to complete construction of the Building to be occupied by Lessee.

          Section 1.04.   Option to Extend.   If Lessee is not in default of any
          -------------   ----------------
of the terms of this lease to be observed and performed, Lessee shall have the option to extend the term for two (2) additional terms of five (5) years each on the same terms and conditions as set forth herein by giving to Lessor notice of Lessee's exercise of such option not less than one hundred twenty (120) days prior to the end of the term, provided, however, that the basic rent for any such extension of the term of the lease shall be as follows:

          First and second years of
             the first 5-year
             extended term                   $30,518.00 per month

          Third, fourth and fifth years
             of the first 5-year
             extended term                   $33,569.00 per month

          First, second and third
             years of the second
             5-year extended term            $36,927.00 per month

          Fourth and fifth years of
             the second 5-year
             extended term                   $40,619.00 per month


Except as set forth herein, Lessee shall not have any option to further extend the term of this lease.

Section 1.05.  Rule Against Perpetuities.   If for any
----------------------------------------
reason whatsoever, the term of this lease shall not have commenced on or before two (2) years after the date hereof, this lease shall thereupon be and become entirely canceled and of no further force or effect.

                                  ARTICLE II

                     Construction and Delivery of Premises
                     -------------------------------------

          Section 2.01.    The Building.   Lessor covenants and agrees to
          -------------    ------------
erect, make and complete the following described improvements on the Land in accordance with the provisions hereinafter set forth:

          a.   General Description of the Work.  There shall be erected on the
               -------------------------------
Land, the Building containing 22,000 square feet of ground floor warehouse area. The Building shall be built in accordance with, equipped with, and shall include, all such matters shown on the final plans and specifications discussed below.

          b.   Physical Requirements of Site.  Said improvements shall
               -----------------------------
be designed, constructed, made and completed in accordance with all applicable laws, ordinances, rules, regulations and orders of city, county, state or other duly constituted authority applicable thereto at the time of construction. It is further agreed that Lessor shall procure all building and other permits required at the time of construction. Anything herein contained to the contrary notwithstanding, if Lessor shall not be permitted by any applicable laws, ordinances, rules, regulations or orders to construct a building having the approximate dimensions and size specified in the final working plans and specifications, Lessee may, at its option, which option may only be exercised prior to taking occupancy of the demised premises, either accept a building of such dimension as may be so permitted or cancel this lease by giving Lessor written notice of Lessee's election to cancel the same.

          c.   Plans and Specifications.  Said improvements shall be constructed
               ------------------------
and completed in accordance with final working plans and specifications to be prepared in the following manner: Lessee agrees to prepare and furnish preliminary plans and specifications, it being understood that said preliminary plans and specifications will follow the general description of said improvements hereinbefore set forth. In order to meet the anticipated Commencement Date as set forth in Section 1.03 herein, Lessee shall deliver to Lessor all necessary preliminary plans, specifications and company standard details within 30 days after execution of this lease. For every day which Lessee
               --
is in delayed after the expiration of said 30 days, the date set forth in
                                           --
Section 1.03.d above shall be extended another day. Lessor shall have the right to omit or modify any item or detail in Lessee's preliminary plans and specifications if Lessor, in Lessor's reasonable judgment, determines that the construction or installation of such detail or item is impractical. No later than 30 days after receipt of
                                             --
Lessee's preliminary plans and specifications, Lessor shall prepare, or cause to be prepared, and deliver to Lessee final plans and specifications for the Building which shall, to the extent reasonably and practicably possible, follow the preliminary plans and specifications delivered by Lessee and incorporate all of Lessee's requirements. It is expressly understood and agreed that said final working plans and specifications shall not deviate from, and shall in all respects adhere to, and incorporate all details set forth in, said preliminary plans and specifications, unless applicable law, ordinance, rule, regulation or order of governmental authority require otherwise, or unless Lessor in Lessor's reasonable judgment determines that any detail or item set forth in said preliminary plans and specifications cannot be reasonably or practicably incorporated into the final working plans and specifications. In order that Lessee may satisfy itself that the proposed improvements will meet its requirements, said final plans and specifications shall be submitted to Lessee for Lessee's written approval before construction work is commenced, but such approval, if given, shall not relieve Lessor of the responsibility of constructing structurally sound improvements free from defects. Lessee agrees to notify Lessor in writing of its approval or disapproval of the final plans and specifications within thirty (30) days after they have been received by Lessee.

          d.   Lessee's Right to Change Plans and Specifications. By written
               -------------------------------------------------
notice to Lessor, Lessee shall have the right at any time or times either prior to or during the progress of the work to eliminate any item or detail contained in said final working plans and specifications and/or to substitute and/or to add other items or details not shown on said final working plans and specifications. In such event, Lessor shall, at Lessee's cost and expense, make such changes. If Lessor fails to do so Lessee shall have the right to issue change orders covering such changes to the contractor or contractors doing the work. If Lessee shall require any change or eliminate any item or detail in the final working plans and specifications irrespective of whether such item or detail has already completed, installed, or purchased, the cost of any such change or removal shall be borne fully by Lessee. Additionally, the cancellation date set forth in Section 1.03.d of this lease shall be extended for the number of days equal to the number of days construction of the Building is delayed or extended because of any change order requested by Lessee.

          e.   Cost of Work. Lessor agrees to pay the cost of said improvements
               ------------
and to pay the fees of architects and engineers (other than Lessee's regular employees) in planning and supervising the work. Lessee shall pay all fees and costs incurred in connection with any change order requested by Lessee. Lessee shall, at its expense, install trade fixtures and equipment, and store merchandise, and may commence such activities as the improvements by Lessor are being completed, but in so doing, Lessee shall have first complied with the bond and insurance requirements of this lease and Lessee shall not interfere with the completion of the improvements by Lessor. Lessor shall not be liable for any injury to Lessee's employees.

          f.   Contracts and Bids.  Lessor shall be responsible for the
               ------------------
engagement and supervision of the general contractor and subcontractors for construction of the improvements on the Land, and all contracts for construction of such improvements shall be (i) made by and in the name of Lessor, (ii) on terms and conditions acceptable in the Lessor's sole judgment, and (iii) carried out by Lessor. Lessee shall have no liability for performance of any of Lessor's duties under such contracts and subcontracts.

          g.   Completion of Work.  Lessor agrees to proceed with due diligence
               ------------------
to construct and complete said improvements as soon hereafter as reasonably possible, subject to delays caused by strikes, acts of God, governmental restrictions or shortages of materials or labor arising by reason of war or other national emergency, or any other cause beyond Lessor's control (it being agreed that liability or failure to finance said work shall not be considered a cause beyond Lessor's control). As soon as work on said improvements shall have progressed to a point where Lessee can do so without unreasonably interfering with the work, as determined by Lessor in Lessor's sole judgment, Lessee shall have access, subject to the provisions in Section 2.01.e, to the demised premises for the purposes of installing trade fixtures and equipment, and store merchandise and otherwise making the demised premises ready for Lessee's operations. It is further agreed that Lessee shall have the right to make such inspections at reasonable times during the progress of the work as Lessee deems advisable, provided, however, that such inspections shall not interfere in any way with Lessor's completion of the Building.
          When said work has been fully and substantially completed and the demised premises are ready for Lessee's occupancy, actual possession of the demised premises shall be delivered to Lessee free and clear of all tenants and occupants. If Lessor (1) fails to commence construction of said improvements by a date not later than May 1, 1992 (30) days after receipt of Lessee's written
                      ----------- ----
approval of the final plans and specifications; or (2) fails thereafter to proceed diligently with such construction work; or (3) for any reason whatsoever (including any cause within or beyond Lessor's control, fails to substantially complete said improvements so that they are ready for Lessee's occupancy and deliver actual possession thereof to Lessee free and clear of all tenancies and occupancies by September 1, 1992, then Lessee shall have the
                             -----------------
right, at its option, at any time prior to taking possession of the demised premises to cancel this lease by giving Lessor written notice of Lessee's election to cancel the same. Upon Lessee's giving such written notice of cancellation, this lease shall thereupon terminate and end, and Lessor and Lessee shall be released and discharged from further liability or responsibility hereunder. Such right of termination shall be the exclusive remedy Lessee shall have by reason of default by Lessor under this section 2.01.g.

               h.  Quality of Construction.   Lessor represents and warrants
                   -----------------------
that:
                   1) The development will be conducted in a workmanlike and skillful manner;

                   2) The development will in all respects be of good quality, free of all defects and faults in workmanship, material, design, and title;

                   3) The development will be performed in material compliance with the final plans and specifications and with all federal, state, or local laws, rules, regulations, and ordinances;

                   4) All materials, equipment, and other items incorporated in the development or consumed in the performance of the development will be new and of suitable grade for the purpose intended;

                   5) There will be no defects in the improvements or any operating system including, but not limited to, defects in the electrical, heating, air conditioning, plumbing or mechanical systems, foundations in asphalt or other pavement;

                   6) The roofs on the improvements will be structurally sound and waterproofed.

          Section 2.02  Parking Areas and Other Exterior Areas. Lessor will, at
          ------------  --------------------------------------
Lessor's sole cost and expense, prior to the Commencement Date, grade, surface, and mark the area to be devoted to parking areas and other exterior areas (as shown on the attached Exhibit C) within the demised premises and will also construct sidewalks, aisles, streets and driveways on portions of the parking area and common area (also as shown on attached Exhibit C). Lessor will also provide adequate water drainage and lighting systems for the parking area and the aforesaid sidewalks, aisles, streets and driveways within the demised premises for such costs and expenses. All sidewalks and aisles within the demised premises shall be of concrete construction, and the parking areas shall have a suitable and adequate base, and shall be surfaced with asphaltic pavement. Such work shall be done in accordance with all requirements of law and governmental authorities and shall be completed prior to the delivery of the demised premises to Lessee.

          Section 2.03.  Additional Construction Covenants of
          -------------  ------------------------------------

Lessor.  Lessor covenants and agrees with Lessee as follows, respecting the
------
improvements work on the Land and the improvements described in this Article II and the construction of any future expansion on the Land:

          a. All utility services in the demised premises shall be installed underground, unless impracticable, except to the extent within or on the Building. Lessor shall have the right, without Lessee's consent or joinder, to grant or relocate all easements now or hereafter required by Lessor for the construction, installation, operation, maintenance, repair and replacement of rights of way, underground lines, and other transmission facilities and appurtenances for electricity, gas, telephone, water, sewage, drainage and other public service and utilities affecting or serving the Building or the demised premises.

          b. Except for minor changes not resulting in a violation of the parking requirements of this lease or traffic circulation, no changes shall be made in the parking layout and detail shown on Exhibit C without Lessee's prior written approval in each instance first obtained.

          c. To the extent reasonable feasible, all roof-top mechanical equipment, trash disposal systems and receiving areas within the demised premises shall be enclosed with decorative or landscaped screening.

          d. Lessor shall obtain Lessee's prior written approval of the final landscape plan which shall include the planting of all landscaped areas on the demised premises.

                                  ARTICLE III

                                     Rent
                                     ----

          Section 3.01.  Basic Rent.  Commencing thirty (30) days after the
          ------------   ----------
Commencement Date as defined in Section 1.03, Lessee shall pay basic rent as follows:


     First thirty-six (36) months                 $24,200.00 per month

     Next thirty-six (36) months                  $26,738.00 per month

     Next thirty-six (36) months                  $28,916.00 per month

     Next twelve (12) months                      $30,518.00 per month

     Said basic rent shall be paid in advance on the first day of each calendar month at the principal place of business of Lessor or other place designated by Lessor, without demand therefore and without deduction or offset whatsoever. In the event that the duty to pay basic rent commences on other than the first day of a calendar month or terminates on other than the last day of such a month, the basic rent for such fraction of a month shall be prorated on a thirty (30) day month basis.

          Section 3.02   Additional Rent.  Commencing thirty (30) days after the
          ------------   ---------------
Commencement Date, Lessee shall pay as additional rent any money required to be paid to Lessor pursuant to Sections 4.03 - Rules and Regulations, 6.02 - Lessor's right to Cure Lessee's Failure to Maintain Premises, 6.03- Structural Repairs by Lessor, 6.05 - Cost of Services, 8.02 - Fire Insurance Premium and Increase, 11.01 - Payment of Charges, 13.01 - Consent Required, 14.01- Personal Property Taxes, 14.02 - Real Property Taxes, 14.03- Excise Taxes, 14.04- Tax on Rental Income, 16.03 - Condemnation of Less Than a Fee, 17.05 - Interest on Past Due Damages, 19.01 - Lessee's Liability and 19.02 - Performance by Lessor, and any other provision of this lease not specifically set forth in this Section
3.02 requiring payments by Lessee to Lessor. If the additional amounts or charges set forth in this Section are not paid at the time provided in this lease or if no time is specified, they shall nevertheless by paid as additional rent with the next succeeding installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy by Lessor.

                                  ARTICLE IV

                                Use of Premises
                                ---------------

     Section 4.01.   Use of Premises   The demised premises shall be used during
     -------------   ---------------
the term hereof for the sole purpose of retail sale of consumer goods, wholesale sales of consumer goods, and any other legal business reasonably incidental to retail and wholesale sales of consumer goods including the following:

          1. Dry groceries, frozen foods, refrigerated foods, beer, wine and liquor;

          2.   Electronics;

          3.   Major appliances and small appliances;

          4.   Sporting goods;

          5.   Domestics;

          6.   Auto supplies and tires;

          7.   Garden supplies;

          8.   Cameras, watches, and jewelry;

          9.   Food concessions, such as hot dog carts.

          10.  Any other categories of merchandise allowed by Hawaii law.

     The demised premises shall not be used for any other purpose without the prior written consent of Lessor. Without limiting the generality of the immediately preceding sentence, Lessee shall not keep, use, sell or offer for sale in or upon the demised premises any article which may be prohibited by standard form of fire insurance policy. Nothing contained in this lease shall be construed as granting to Lessee the exclusive right to conduct such business.

     Section 4.02.   Use of Common Areas.    Not applicable
     -------------   -------------------

     Section 4.03.   Rules and Regulations.   Lessor reserves the right from
     -------------   ---------------------
time to time to adopt and promulgate, amend and supplement reasonable rules and regulations applicable to the demised premises as a whole (see Exhibit D attached hereto and made a part hereof). Thirty (30) days prior written notice of such rules and regulations, and amendments and supplements thereto, shall be given to Lessee; and Lessee hereby agrees thereupon to comply with and observe all such rules and regulations, amendments and supplements provided that such rules, regulations, amendments and supplements do not materially interfere with Lessee's use of the demised premises. In addition to such other legal or equitable remedies Lessor may have in the event of breach or default of the provisions of this lease, said rules and regulations may provide reasonable penalties for violation of them and vest in Lessor reasonable power of enforcement thereof.

     Section 4.04.   Trash Storage Area.   Lessor may from time to time at
     -------------   ------------------
Lessor's option designate an area or areas within the demised premises or areas for use by Lessee for the location and use of trash and refuse storage bins and other similar containers; Lessee shall, however, under no circumstances, place or locate any such trash or refuse storage bins and other similar containers next to any exterior building wall or under the roof eaves.

     Section 4.05.   Hazardous Waste.   Without limiting the generality of the
     -------------   ---------------
provision of this lease, Lessee agrees that no portion of the demised premises shall be used for, and the business of Lessee shall not involve, the disposal, storage, treatment, processing or other handling of waste contamination, PCB's, or other toxic or hazardous substances, including without limitation any substances defined or included in the definition of "hazardous substances", "hazardous waste", "hazardous materials" or "toxic substances" under any applicable laws (collectively "Hazardous Materials"). Lessee expressly acknowledges and agrees that it will reimburse, defend, indemnify and hold harmless Lessor from and against any losses or charges (including, but not limited to, all costs of investigation, monitoring, legal fees, remedial response, removal, restoration or permit acquisition) which may now or in the future, be undertaken, suffered, paid, awarded, assessed, or otherwise incurred as a result of Lessee's breach of its agreements as set forth in this Section. This indemnity shall survive the termination of this lease and shall be for the benefit of Lessor and shall be assignable by Lessor to any subsequent purchaser of Lessor's interest of any part thereof.

                                   ARTICLE V

                         Alterations, Fixtures, Signs
                         ----------------------------

     Section 5.01.   Lessee Alterations.  Lessee or any person taking by,
     -------------   ------------------
through or under it may, at its own expense and as further provided in this
Article V, make nonstructural alterations or additions to the demised premises which do not diminish the value thereof.

     All alterations or additions to any of the walls, roof or structural components of the demised premises; or which require or involve the penetration of any wall, roof or structural component of the demised premises; or which will cost more than Twenty-five Thousand Dollars ($25,000) in any instance and One Hundred Thousand Dollars ($100,000) in the aggregate, must receive prior written consent and approval by Lessor of plans and specifications hereof provided by Lessee. Lessor shall not unreasonably withhold its approval of any proposed alterations or additions to the demised premises and shall, no later than fifteen (15) business days after receipt of any proposed plans and specifications, advise Lessee of Lessor's approval or disapproval, and in the event Lessor does not respond within such period, Lessor shall be deemed to have disapproved the plans and specifications provided by Lessee. Lessee shall ensure that all such alterations or additions are done in good and workmanlike manner and in compliance with the insurance and bond requirements of this lease, are diligently prosecuted to expedite the completion thereof, as determined at sole discretion of Lessor, and are performed in strict conformance with all laws or regulations of any nature which are applicable thereto.

     Section 5.02.   Lessee Shall Discharge All Liens.   Lessee shall promptly
     -------------   --------------------------------
pay all contractors and materialmen who provide goods or services with respect to the demised premises for or on behalf of Lessee or any person taking by, through or under it, and shall take other appropriate precautions to minimize the possibility of a lien attaching to the demised premises therefor. In the event that any such lien is made or filed, Lessee shall discharge or bond against the same within thirty (30) days after such lien is filed.

     Section 5.03.   Bond Against Liens.  Prior to commencement of any
     -------------   ------------------
alteration, addition or other construction by or on behalf of Lessee or any person taking by, through or under it in or at the demised premises, Lessee shall furnish evidence satisfactory to Lessor that Lessee is financially able to pay for the material and labor and/or the services of the contractor or contractors involved and shall furnish a copy of a bond in an amount and in a form and with a surety acceptable to Lessor, which names Lessor and Lessee as obligees, and which insures completion of the proposed work free and clear of liens, provided, however, that Lessor may waive said requirement to post bond by written notice thereof.

     Section 5.04.   Signs, Awnings and Canopies    Lessee shall not place or
     -------------   ---------------------------
suffer to be placed or maintained on any exterior door, wall or window of the demised premises any sign, awning, canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering, or advertising matter on the glass of any window or door of the demised premises without first obtaining Lessor's written approval and consent, which approval and consent shall not be unreasonably withheld. Lessee shall maintain such signs, awnings, canopies, decorations, lettering, advertising matter and/or other things as may be approved by Lessor, in good condition and repair at all times. In any instance, such sign, awning, canopy or advertising matter shall comply with all laws, ordinances, rules and regulations of governmental authority.

                                  ARTICLE VI

                           Maintenance of Buildings
                           ------------------------

     Section 6.01.   Maintenance by Lessee    Lessee shall at all times keep its
     -------------   ---------------------
trash storage area and the entire demised premises, exterior entrances, doors, and all glass and show window moldings (but excluding other exterior structural portions of the demised premises), and all partitions, fixtures, equipment and appurtenances thereto, including lighting and plumbing fixtures, electrical wiring, and air-conditioning equipment, if any, in good order, condition, cleanliness and repair.

     Section 6.02    Lessor's Right to Cure Lessee's Failure to Maintain
     ------------    ---------------------------------------------------
Premises.   If Lessee refuses or neglects to repair or maintain the demised
--------
premises properly as required hereunder and to the reasonable satisfaction of Lessor as soon as reasonably possible after written demand by Lessor, Lessor, in addition to such other remedies it may have, may make such repairs and perform such maintenance without liability to Lessee for any loss or damage that may accrue to Lessee's stock or other property or to Lessee's business by reason thereof; and upon completion thereof and receipt of bill therefor, Lessee shall pay as additional rent hereunder all Lessor's costs for making such repairs and performing such maintenance, including a surcharge of ten percent (10%) to cover Lessor's overhead.

     Section 6.03.   Structural Repairs by Lessor.  In the event
     -------------   ----------------------------
any repairs become necessary to the structural portions of the demised premises, or sidewalks adjacent to the demised premises, Lessor voluntarily or upon written notice from Lessee, stating the necessity therefore and the nature thereof, shall with reasonable promptness, and at its own expense make any such necessary repairs; provided, however, that if the need for such repairs arises out of or by reason of Lessee's negligent act or failure to act, or extraordinary use by Lessee of the demised premises or any portion thereof, all costs of such repairs in addition to a ten percent (10%) surcharge to cover Lessor's overhead shall be paid by Lessee to Lessor promptly upon Lessor's demand therefore as additional rent.

     Section 6.04.   (Intentionally omitted)
     -------------

     Section 6.05.   Cost of Services.  Lessee shall pay to Lessor, as
     -------------   ----------------
additional rent, the total direct expenses (as herein defined) paid or incurred by Lessor on account of the operation or maintenance of the demised premises. The term "direct expenses" as used herein shall include all costs of operation and maintenance of the Building and the Land, including open areas and parking areas, and all easements thereto, and shall include the following costs by way of illustration but not limitation: property taxes; the cost and expenses in contesting the amount or validity of any property taxes by appropriate legal proceedings; ground lease rent; water and sewer charges; insurance premiums; license, permit and inspection fees; landscaping; security; maintenance of areas outside the Building; Building maintenance and painting of Building, parking area repairs and repaving of parking areas; janitorial services; labor; supplies; and equipment used in maintenance. The term "property taxes" as used herein shall include all real estate taxes or personal property taxes and other taxes, charges and assessments which are levied with respect to the demised premises and any improvements, fixtures and equipment and all other property of Lessor, real or personal, located in the Building or on the Land. The term "property taxes" shall also include any tax which shall be levied in addition to or in lieu of real estate or personal property taxes.

     The additional payment provided for in this Section shall be paid within ten (10) days after demand therefor by Lessor. An invoice prepared and submitted by Lessor to Lessee shall be sufficient evidence of the amount due from Lessee.

                                  ARTICLE VII

                            Non-Liability of Lessor
                            -----------------------

     Section 7.01    Assumption of Risk by Lessee.   Lessor shall not be liable
     ------------    ----------------------------
to Lessee or any person taking by, through or under it for any damage occasioned by electricity, plumbing, gas, water, sprinkler or other pipes and/or sewage system or by the bursting, leaking, overflowing or the function or malfunction of any tank, washstand, closet or waste or other pipes in or about said demised premises, or for any damage occasioned by water coming into the demised premises from any source whatsoever or for any damage arising from any act or acts or neglect of the general public, except such damage as may be caused by the willful act or negligence of Lessor. All property kept or store on or at the demised premises shall be so kept or stored at the risk of Lessee only and Lessee shall indemnify, hold harmless and defend Lessor from any claims arising out of damage to the same, including subrogation claims by Lessee's insurance carriers, unless such damage is caused by the willful act or negligence of Lessor.

                                 ARTICLE VIII

                            Insurance and Indemnity
                            -----------------------

     Section 8.01   Insurance.  Lessee, at its own expense, shall procure and
     ------------   ---------
keep in force policies of insurance in a form and with companies satisfactory to Lessor as follows:

     1. Commercial general liability insurance, including coverage for premises/operations, independent contractors, products/completed operations, contractual liability, personal injury, advertising injury, employees as additional insureds, broad form property damage, liquor liability (if applicable), pollution liability and coverage for collapse, explosion and underground property damage, with combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence, $2,000,000 general aggregate and $2,000,000 products and completed operations aggregate.

     2. In the event Lessee has any boiler on the demised premises, boiler insurance in the face amount of no less than One Hundred Thousand Dollars ($100,000).

     All such insurance shall name Lessor as additional insured and provide for thirty (30) days' prior written notice to Lessor of cancellation or other termination. A certificate evidencing such insurance shall be furnished to Lessor prior to entry of the demised premises by Lessee.

     Section 8.02.   Fire Insurance Premium and Increase.   Lessor shall insure
     -------------   -----------------------------------
at replacement values, the Building of which the demised premises are a part for fire and other perils, on the Insurance Service Office Basic Form used in the State of Hawaii or its equivalent. Lessee shall pay as additional rent hereunder the premiums and any increases therefor for such insurance carried by Lessor on the demised premises or the Building.

     Section 8.03    Indemnification of Lessor.    Lessee shall indemnify, save
     ------------    -------------------------
harmless, and defend Lessor from and against any and all claims, actions, damages, liability and expense including attorneys' fees incurred by Lessor in connection with loss of life, personal injury, death and/or damage to property caused by Lessee, its invitees, licensees, agents, contractors, employees, servants, sublessees or concessionaires, or arising from, out of or in connection with any occurrence in, or about the demised premises, or the breach or default by Lessee of any covenant or condition of this lease or acts by Lessor prompted thereby, or the occupancy or use by Lessee of the demised premises or any part thereof, or occasioned wholly or in part by any act or omission of Lessee, its invitees, agents, contractors, employees, servants, sublessees or concessionaires.

     Section 8.04    Mutual Waiver of Subrogation.   The parties hereto for
     ------------    ----------------------------
themselves and their respective insurers hereby waive all and any rights or subrogation which otherwise may be available against the other party and shall so notify their respective insurers.

                                  ARTICLE IX

                         Offset Statement, Attornment
                         ----------------------------
                        Subordination and Ground Lease
                        ------------------------------

     Section 9.01.   Offset Statements.   In the event that Lessor's mortgagee,
     -------------   -----------------
or a prospective purchaser of Lessor's mortgage or of Lessor's interest in the Building or the Land, requests a statement from Lessee as to claims against Lessor on account of prepaid rent or any other matter, Lessee shall deliver (in recordable form, if requested) to that party a certification that this lease is in full force and effect and unmodified (if such be the case or stating the modifications) and that there are no defenses or offsets thereto, or a notice which states those claimed by Lessee.

     Section 9.02.   Subordination and Attornment.  In the event that a
     -------------   ----------------------------
mortgage, encumbrance, or deed of trust is placed upon the demised premises or the Building of which they are a party, after the commencement of the term hereof, this lease and the interest created hereby shall immediately be subordinate thereto if the holder or beneficiary thereof offers to enter into an agreement with Lessee which provides that the possession and other rights of Lessee will not be disturbed so long as Lessee performs its obligations hereunder and Lessee will be recognized as Lessee of the demised premises under the terms and conditions of this lease in the event of acquisition of title by said holder or beneficiary through foreclosure proceedings or otherwise, and which further provides that Lessee will recognize such holder or beneficiary as Lessor in such event said agreement to be expressly binding upon the successors and assigns of Lessee and upon said holder or beneficiary and upon anyone purchasing the demised premises at any foreclosure sale.

          Within fifteen (15) days of presentation, Lessee shall execute, acknowledge and deliver to Lessor (i) any subordination or non-disturbance agreement or other instrument which Lessor may require to carry out the provision of this Article and (ii) any estoppel certificate requested by Lessor from time to time in the standard form of any such mortgagee or beneficiary, certifying in writing, if such be true, that Lessee shall be in occupancy, that this lease is unmodified and in full force and effect. (or if there have been modifications that the lease is in full force and effect as modified and stating the modifications) and the date to which the rent and other charges shall have been paid, and there shall be no rental offsets or claims. In the event Lessee fails to provide any instrument as provided in this Section, Lessee does hereby appoint Lessor as attorney-in-fact for Lessee, coupled with a financial interest, with full power to execute in the name of the Lessee any such instrument.

     Section 9.03.  Consent of Ground Lease.  Lessee shall have no obligations
     -------------  -----------------------
under this lease unless and until the Consent of Lessor to Sublease, Estoppel Certificate, and Attornment Agreements, attached hereto as Exhibit E (the "Estoppel Certificate"), has been fully executed by the named parties and an executed and acknowledged copy of the Estoppel Certificate is recorded in the appropriate local offices. Lessor shall use its best efforts to obtain the Estoppel Certificate and shall execute and deliver to Lessee the Estoppel Certificate as soon as possible after the execution of this Agreement. If the Estoppel Certificate is not recorded in the appropriate local office, in order to protect the interest created thereby, on or before 30 days after the
                                                      --
execution of this Agreement, this lease shall terminate and Lessee shall have no obligations or liabilities to Lessor hereunder. Assuming that Lessor properly records the Estoppel Certificate, Lessee agrees that this lease and the interest created hereby shall be subordinate to that certain Ground Lease dated March 1, 1991 (the "Ground Lease"), by and between Herman Rapozo, as lessor (the "Ground Lessor"), and Halawa Sponsorship Corporation, as lessee.

     Section 9.04.  Compliance with Ground Lease.   Throughout the term of this
     -------------  ----------------------------
lease, Lessor covenants in favor of Lessee that it will perform all of its obligations under the Ground Lease and will defend, indemnify, and hold harmless Lessee completely and absolutely in the event Lessee suffers any loss, injury, damage or expense as a result of Lessor's failure to perform its obligations under the Ground Lease. Lessor shall immediately notify Lessee of any default by Lessor under the Ground Lease or receipt of any notice from the Ground Lessor under the Ground Lease alleging the breach thereof.

     Section 9.05.  Ground Lease Termination.   It is contemplated that the
     -------------  ------------------------
Lessor will acquire the ground lessor's interest under the Ground Lease. This acquisition may occur before or after the Lessee occupies the demised premises. In the event the Lessor acquires such interest, Lessor agrees that the lessee's and the lessor's interest under the Ground Lease shall be merged as a matter of law, and thereafter the Ground Lease shall not survive. Under those conditions, Lessee shall have no obligation to make any payments under the Ground Lease, and Lessee shall hold its interest under this lease free and clear of any rights, claims or interest under the Ground Lease.

                                   ARTICLE X

                         Waste, Government Regulations
                         -----------------------------

      Section 10.01.   Waste or Nuisance.  Lessee shall not commit or suffer to
      --------------   -----------------
be committed any waste upon the demised premises or cause or allow any nuisance or other act or thing which may disturb the quiet enjoyment of any other occupant of the Land or to bring or to keep anything thereon, which in the judgment of Lessor, will or may detract in any way from the beauty, attractiveness, usefulness or value of the demised premises.

      Section 10.02.   Governmental Regulations.  Lessee, at Lessee's sole
      --------------   ------------------------
cost and expense, shall comply with all of the requirements of county, municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the demised premises, and shall faithfully observe in the use or occupancy of the demised premises all municipal ordinances and state and federal laws or regulations applicable thereto, except as to those laws and regulations, the performance and observance of which are solely the duties of
                                                         ------
Lessor under the terms of this lease.

      Notwithstanding the foregoing, there shall be no obligation on the part of Lessee to comply with any rules, regulations and law which may require structural alterations, structural repairs or structural additions, or which relate to the duties or obligations which are solely the duties and obligations
                                              ------
of Lessor under this lease, unless made necessary by act, work or omission by Lessee, in which event Lessee shall comply at its expense.

                                  ARTICLE XI

                                   Utilities
                                   ---------

      Section 11.01.  Payment of Charges.   Lessee shall pay all charges for
      --------------  ------------------
water, electricity, and other utilities furnished to the demised premises, the removal of sewage, refuse, and trash from the demised premises, whether the same are charged to Lessee or Lessor in the first instance. Lessee shall pay to Lessor, as additional rent, all of said charges billed directly to Lessor for the demised premises.

      Section 11.02.  Non-liability for Interruption.    Lessor shall under no
      --------------  ------------------------------
circumstances be liable to Lessee or any person taking by, through or under it for damages or otherwise for any failure to furnish or interruption in service of any water, electricity or for stoppage of sewers from any cause whatsoever, unless due to willful misconduct or negligence of Lessor.

                                  ARTICLE XII

                                Entry by Lessor
                                ---------------

      Section 12.01.   Access to Demised Premises.  Lessee and any person taking
      --------------   --------------------------
by, through or under it shall permit Lessor and its agents to enter into and upon the demised premises during normal business hours and upon three (3) days advance notice for the purpose of inspecting the same or for the purpose of maintaining the Building in which said demised premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said Building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, without any rebate of rent and without any liability to Lessee for any loss of occupancy or quiet enjoyment of the demised premises thereby occasioned; provided, that all such work shall be done in such manner as to cause as little interference as reasonably possible with the use and occupancy of the demised premises by Lessee; provided, further, if there is substantial interruption with Lessee's operation of business, rent and other charges will be abated as set forth in Section 15.04 hereof.

      Section 12.02.   Utility Mains.  Lessor shall have the right to locate
      --------------   -------------
within the demised premises utility mains and other facilities serving other premises, when such location is dictated by necessities of convenient engineering. Such mains and other facilities shall be located so as to cause a minimum of interference with Lessee, and be reasonably unobtrusive in appearance. These facilities shall include but not be necessarily limited to drains, water supply, sewage lines, chilled water cooling pipes, electric power circuits, telephone circuits, electric panelboards, sanitary vents, fresh air supply and exhaust ducts.

                                 ARTICLE XIII

                           Assignment and Subletting
                           -------------------------

      Section 13.01.   Consent Required.  This lease and the leasehold
      --------------   ----------------
interest hereby demised is not assignable, subleasable in whole or in part by Lessee or any person taking by, through or under it whether by way of mortgage or otherwise, and Lessee shall not assign or sublet, or allow assignment or subletting of all or any part of the demised premises, or amendment thereof, without the prior written consent of Lessor of the assignee, sublessee, or mortgagee, and approval by Lessor of the form, terms, covenants, provisions and amendments of any such assignment, sublease or mortgage, which consent and approval shall not be unreasonably withheld. Without limitation to other rights Lessor may have, Lessor may require, in Lessor's sole discretion, prior to consent and approval thereof, such modifications or additions to any assignment, sublease, mortgage or amendment thereof to ensure that such assignment, sublease, mortgage or amendment will be subject and subordinate to this lease and consistent with the terms, covenants, provisions and intent hereof, including without limitation the requirement that consent and approval by Lessor to any act or agreement by an assignee, sublessee, mortgagee or occupant shall be required to the same manner and extent as is required under the terms of this lease with respect to Lessee. The consent by Lessor to any assignment, subletting, or amendment thereof shall not constitute a waiver of the necessity for such consent to any subsequent assignment, subletting or amendment and may be contingent upon payment to Lessor of a reasonable charge for the processing thereof. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this lease be assigned, or if the demised premises or any part thereof shall be subleased or rented to anyone other than Lessee, Lessor may collect rent from the assignee, sublessee or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy nor collection shall be deemed a waiver of this covenant, or the acceptance by Lessor of any assignee, sublessee or occupant as lessee during the lease term or any extension thereof, or a release of Lessee, or any mesne assignors or sublessors, from the further performance by Lessee, and any such mesne assignor or mesne sublessors, of all the covenants binding upon Lessee in this lease contained during the lease term and any extension pursuant to Section 13.02 thereof.

      Lessee may assign this lease without Lessor's prior written consent to any corporation which owns one hundred percent (100%) of the voting stock of Lessee, or to any wholly-owned subsidiary corporation of Lessee, or to any corporation which succeeds to or takes over the business conducted in the state of Hawaii by Lessee; provided that Lessee shall have delivered a copy of such assignment to Lessor within thirty (30) days after such assignment.

      Section 13.02.   Extensions.  Any failure to completely surrender the
      --------------   ----------
demised premises to Lessor, as specified in Section 18.01 hereof, on or before the date of termination as specified in Section 1.03 hereof, shall be deemed to extend the term of this lease on a month-to-month basis at the same rentals, terms and conditions specified in this lease, and shall not be deemed to result in a new tenancy.

                                  ARTICLE XIV

                                     Taxes
                                     -----

      Section 14.01.   Personal Property Taxes.   Lessee shall pay
      --------------   -----------------------

(and upon demand by Lessor, Lessee shall furnish Lessor with satisfactory evidence of the payment thereof) all taxes and assessments of whatsoever kind or nature, and penalties and interest thereof, if any, levied against Lessee's property of whatsoever kind and to whomsoever belonging situate or installed in or upon the demised premises, whether or not affixed to the realty. If at any time any of said property, whether or not belonging to Lessee, is taxed or assessed as part of the real property within the Building of which the demised premises are a part, then such taxes or assessments shall, for the purpose of this lease, be deemed to be personal property and attributable to the demised premises. The additional rent provided for in this Section shall be paid by Lessee within ten (10) days after demand therefor by Lessor. A tax bill submitted by Lessor to Lessee shall be sufficient evidence of the amount of taxes assessed or levied against the parcel or real property to which such bill relates.

      Section 14.02.  Excise Taxes.   Lessee shall pay to Lessor, as additional
      --------------  ------------
rent, together with each payment of rent, an amount equal to the excise tax which Lessor must pay on the rent received from Lessee, whether such tax applies under the present form of state general excise (gross income) tax, or under some amended form thereof, or under any other form of governmental tax or excise on gross rents received.

                                  ARTICLE XV

                     Destruction of or Damage to Building
                     ------------------------------------

      Section 15.01.   Repairs by Lessor.  If the demised premises or any
      --------------   -----------------
portion of the Building in which the demised premises are located are damaged or destroyed during the term hereof by any casualty insured under the commercial property insurance policies, or should the Building be damaged to an extent less than twenty-five percent (25%) of the then tax assessed value thereof by any other casualty, Lessor, subject to any delay or inability from causes beyond Lessor's control, shall repair and/or rebuild the same to substantially the condition in which the same were immediately prior to such damage or destruction; provided, however, Lessor shall not be obligated to so repair and/or rebuild in the event such damage occurs within the last two years of the
term of this lease.   Notwithstanding the foregoing,  in the event the Building
in which the demised premises are located are damaged or destroyed to the extend of twenty-five percent (25%) or more of the then tax assessed value thereof, Lessor may at its option terminate this lease or repair or rebuild as hereinabove provided.

      Section 15.02.   Non-insured Casualty.  If the Building in which the
      --------------   --------------------
demised premises are located is damaged or destroyed by a casualty not insured under the commercial property policy in effect to the extent of twenty-five percent (25%) or more of the then tax assessed value thereof, then Lessor may either terminate this lease or elect to repair or restore said damage or destruction, in which latter event Lessor shall repair and/or rebuild the same as provided in Section
15.01 of Article XV, Lessor shall advise Lessee in writing within thirty (30) days after the casualty whether it intends to rebuild or repair. If Lessor elects not to repair or rebuild, this lease shall terminate without further notice, in which event all future obligations of either party shall cease, effective as of the date Lessee ceases to do business in the demised premises. If such damage or destruction occurs and this lease is not so terminated by Lessor, this lease shall remain in full force and effect and the parties hereto waive the provisions of any law to the contrary. Lessor's obligation to repair or rebuild under this paragraph shall in no event exceed the scope of the work to be done by Lessor in the original construction of the demised premises and the Building in which the demised premises are located.

      Section 15.03.    Repairs by Lessee.    In the event of any damage or
      --------------    -----------------
destruction affecting the demised premises, unless this lease is terminated as in Section 15.01 or 15.02 above provided, Lessee shall replace or fully repair, promptly upon request by Lessor, all plate glass, exterior signs, trade fixtures, equipment, display cases, and all installations originally installed by Lessee. Lessee shall have no interest in the proceeds of any commercial property insurance carried by Lessor, except to the extent such insurance covers the personal property, fixtures and installation made by Lessee to the demised premises.

      Section 15.04.   Abatement of Basic Rent.   The basic rent shall be abated
      --------------   -----------------------
proportionately during any period in which, by reason of any damage or destruction, there is a substantial interference with the operation of the business of Lessee in the demised premises. The degree of abatement shall be based upon the extent to which Lessee's use of the demised premises has been restricted or lost, and such abatement shall continue for the period commencing with such destruction or damage and ending with the substantial completion of such work or repair and/or reconstruction as Lessor or Lessee is obligated to perform and evidence of Lessee's right to re-enter and use the demised premises.

                                  ARTICLE XVI

                                Eminent Domain
                                --------------

      Section 16.01.   Automatic Termination of Lease.   If the whole of the
      --------------   ------------------------------
demised premises is taken by any public authority under the power of eminent domain, then the term of this lease shall cease as of the day possession is taken by such public authority and all rentals shall be payable by Lessee up to that date. If only a part of the demised premises is taken under eminent domain, the lease shall terminate as to the portion taken, and unless this lease is terminated as hereinafter provided, it shall continue in full force and effect as to the remainder of said premises and Lessor, at its own cost and expense, shall make all necessary structural repairs and alterations to the demised premises required by such taking.

      Section 16.02.   Option to Terminate.   If, after a taking under power of
      --------------   -------------------
eminent domain, the remainder of the demised premises cannot be made tenantable for the purposes for which Lessee has been using the premises, Lessee shall have the option, to be exercised within thirty (30) days after the filing of such eminent domain action, of terminating this lease effective as of the date the condemning authority takes possession; provided, however, that if more than fifty percent (50%) of the floor area of the demised premises is taken under power of eminent domain, either party, by written notice to the other delivered on or before the date of surrendering possession to the public authority, may terminate this lease, effective as of such surrender of possession. All compensation and damages of any type whatsoever awarded for any taking, whole or partial, shall belong to and be the property of Lessor except that Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor (but only to the extent that such compensation is not actually paid by the condemning authority to Lessor), such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any cost or loss to which Lessee might be put in removing Lessee's merchandise, furniture, fixtures and equipment.

      Section 16.03.   Condemnation of Less Than a Fee.   In the event of a
      --------------   -------------------------------
condemnation of all or a portion of the demised premises without the condemnation of the fee simple title thereto, this lease shall not terminate and such condemnation shall not excuse Lessee from full performance of all of its covenants hereunder, but Lessee in such event shall be entitled to present or pursue against the condemning authority its claim for and to receive all compensation or damages sustained by it by reason of such condemnation, and Lessor's right to recover compensation or damages shall be limited to compensation for and damages, if any, during such time as Lessee is out of possession of the demised premises by reason of such condemnation, this lease shall not be subject to forfeiture for failure to observe and perform those covenants not calling for the payment of money. In the event the condemning authority fails to keep the demised premises in the state of repair required hereunder, or to perform any other covenant not calling for the payment of money, Lessee shall have ninety (90) days after the restoration of possession to it within which to carry out its obligations under such covenant or covenants. During such time as Lessee shall be out of possession of the demised premises by reason of such leasehold condemnation, Lessee shall continue to be obligated to pay all rentals due hereunder. At any time after such condemnation proceedings have commenced, Lessor shall have the option to require Lessee to assign to Lessor all compensation and damages payable by the condemnor to Lessee, to be held by Lessor without liability for interest thereon as security for the full performance of Lessee's covenants hereunder, such compensation and damages received pursuant to said assignment to be applied first to the payment of rents, taxes, assessments, insurance premiums and all other sums from time to time payable by Lessee pursuant to the terms of this lease as such sums fall due, and the remainder, if any, to be payable to Lessee, it being understood and agreed that such assignment shall not relieve Lessee of any of its obligations under this indenture with respect to such rents, taxes, assessments, insurance premiums and other sums except as the same are actually received by Lessor.

                                 ARTICLE XVII

                               Default of Lessee
                               -----------------

      Section 17.01.   Right to Reenter.   In the event of any failure of
      --------------   ----------------
Lessee to pay any rental due hereunder within ten (10) days after written notice from Lessor that such payment is due but has not been made; or any failure to perform any other of the terms, conditions or covenants of this lease to be observed or performed by Lessee for more than thirty (30) days after written notice of such default has been given to Lessee, assuming that such performance could be accomplished within such 30-day period, or if not curable within thirty
(30) days, for more than thirty (30) days after written notice of such default has been given to Lessee if Lessee has not commenced such cure within the thirty
(30) days after written notice of default and diligently sought to prosecute the cure thereafter; or if Lessee or an agent of Lessee falsifies any report required to be furnished to Lessor pursuant to the terms of this lease, or if Lessee or any quarantor of this lease becomes bankrupt or insolvent or files any debtor proceedings or takes or has taken against Lessee or any guarantor of this lease, in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's or any such guarantor's property; or if Lessee or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement; or if Lessee abandons the demised premises; or suffers this lease to be taken under any writ of execution; then Lessor besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the demised premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

     Section 17.02.    Right to Relet.   In the event Lessor elects
     -------------     ---------------
to reenter, as provided in Section 17.01, or takes possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or from time to time without terminating this lease, make such reasonable alterations and repairs as may be necessary in order to relet the demised premises, and may relet the demised premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Upon each such reletting all rentals received by Lessor for such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees and reasonable attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder; provided, however, that in no event shall Lessee be entitled to any portion of said rentals. If such rentals received from such reletting during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency by Lessor. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of the demised premises by Lessor shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this lease for such previous breach. Should Lessor at any time terminate this lease for any breach, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the demised premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the demised premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor. In determining the rent which would be payable by Lessee hereunder, subsequent to default, the annual rent for each year of the unexpired term shall be equal to the average annual basic and additional rents paid by Lessee from the commencement of the term to the time of default, or during the preceding three full calendar years, whichever period is shorter.

      Section 17.03.   Separate Suits.  Lessor shall have the privilege of
      --------------   --------------
splitting its cause of action for rent to permit institution of a separate suit or suits or proceedings for the basic rent and a separate suit or suits or proceedings for any other payment required hereunder, and neither the institution of such suit or proceeding, nor the entering of judgement therein, shall bar Lessor from bringing a subsequent suit or proceeding for basic rental or for any other payments hereunder.

      Section 17.04.   No Accord and Satisfaction.   No payment by Lessee or
      --------------   --------------------------
receipt by Lessor of lesser amount than the rents herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy at law or in this lease provided.

      Section 17.05.   Interest on Past Due Amounts.   Any amounts owing by
      --------------   ----------------------------
Lessee to Lessor under the terms of this lease shall carry interest from the date the same became due until paid at the lesser of (i) the legal maximum rate of interest then prevailing in the State of Hawaii; or (ii) three percent (3%) above the rate of interest then being charged for prime, short-term commercial loans on Kauai by First Hawaiian Bank and said interest shall be considered as a part of the rental payable hereunder.

                                 ARTICLE XVIII

                              Surrender of Lease
                              ------------------

      Section 18.01.   Surrender Upon Termination.  At the expiration of the
      --------------   --------------------------
tenancy hereby created or the date of termination of this lease, Lessee shall surrender the demised premises in the same condition of cleanliness, repair and sightliness as the demised premises were in upon the commencement of business under the lease, reasonable wear and tear and damage by unavoidable casualty excepted. Lessee shall surrender all keys for the demised premises to Lessor at the place then fixed for the payment of rent and shall inform Lessor of all combinations on locks, safes and vaults, if any, in the demised premises. On the date of expiration or termination, all alterations, additions, improvements, all hard surface bonded or adhesively affixed flooring, and all fixtures on the demised premises other than Lessee's trade fixtures, operating equipment and carpeting, shall become the property of Lessor and shall remain upon and be surrendered with the demised premises as a part thereof, without disturbance, molestation or injury, and without credit to Lessee, its sublessees, concessionaires or licensees; provided, however, that if Lessor so requests in writing within thirty (30) days after such expiration or termination, Lessee at its sole expense shall remove any improvements, alterations, additions, fixtures or flooring installed or made by or for Lessee and shall restore the demised premises to the condition prevailing prior to such installation. On or before the last day of the term or the sooner termination thereof, Lessee, if not then in default, may remove all trade fixtures, operating equipment and other personal property of Lessee from the demised premises and shall repair any damage occasioned by any such removal. Property not so removed shall be deemed abandoned by Lessee. If the demised premises is not surrendered by Lessee at such time, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the demised premises; including without limitation, any claims made by any succeeding Lessee founded on such delay. Lessee's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease.

      Section 18.02.   Liquidated Damages.  If, at the expiration or other
      --------------   ------------------
termination of this lease, Lessee fails to yield up possession of the demised premises to Lessor, Lessor shall have the option to require Lessee to pay and Lessee shall pay as liquidated damages for each day possession of the demised premises is withheld an amount equal to double the amount of the daily basic rent computed on the thirty-day month basis.

      Section 18.03.   Extensions.  Any failure to completely surrender the
      --------------   ----------
demised premises to Lessor, as specified in Section 18.01 hereof, on or before expiration of the then current term of this lease (including the original term or any renewal thereof), shall be deemed to extend the term of this lease on a month-to-month basis at the same rentals, terms and conditions specified in this lease, and shall not be deemed to result in a new tenancy.

                                  ARTICLE XIX

                                  Litigation
                                  ----------

      Section 19.01.   Lessee's Liability.   In the event Lessor is, without
      --------------   ------------------
fault on its part, made a party to any litigation commenced by or against Lessee arising out of Lessee's occupancy of the demised premises or any act of Lessee or any person taking by, through or under it concerning the demised premises or this lease, or in the event suit is brought for recovery of possession of the demised premises, for the recovery of rent or any other amount due under the provisions of this lease, or for enforcement of any covenant or condition of this lease, or because of the breach of any covenant herein contained, on the part of Lessee, Lessee shall indemnify, save harmless and defend Lessor, and shall pay to Lessor all expenses incurred in connection therewith, including reasonable attorneys' fees.

      Section 19.02.   Performance by Lessor.   If Lessee fails to perform any
      --------------   ---------------------
of the covenants to be performed by Lessee pursuant to the terms of this lease, or if Lessee fails to make any payment which Lessee agrees to make, then Lessor may, at Lessor's option, after ten (10) days' written notice to Lessee, perform any such affirmative covenants, or make any such payment, as Lessee's agent and Lessee shall pay the same together with a ten percent (10%) surcharge to cover Lessor's overhead as additional rent. The option given in this Article is for the sole protection of Lessor, and its existence shall not release Lessee from the obligation to perform any of the covenants herein provided to be performed by Lessee, or deprive Lessor of any legal rights which it may have by reason of any such failure of the Lessee to perform or any other default by Lessee.

      Section 19.03.   Lessor's Liability.   In the event Lessee is, without
      --------------   ------------------
fault on its part, as determined by court judgment, arbitration or mutual agreement, made a party to any litigation commenced by or against Lessee arising out of Lessor's leasing of the demised premises or any act of Lessor or any person taking by, through or under it concerning the demised premises of this lease, or for enforcement of any covenant or condition of this lease, or because of the breach of any covenant herein contained, by Lessor, Lessor shall indemnify, save harmless and defend Lessee, and shall pay to Lessee all expenses incurred in connection therewith, including reasonable attorneys' fees.

                                  ARTICLE XX

                                    Notices
                                    -------

      Section 20.01.   Notice of Fire or Accidents.  Lessee shall give
      --------------   ---------------------------
immediate notice to Lessor of fire or accident in the demised premises or the Building and of any defects therein or defects in any fixtures or equipment situate therein or thereon.

      Section 20.02.   Notices.  Any notice or other communication relating to
      --------------   -------
this lease shall be deemed to be duly given if in writing and sent by registered or certified mail, postage prepaid, addressed to the party and to the address designated by Lessor and Lessee respectively in this section:

Lessor Designation:        Kai Pacific Limited
                           99-1135  Iwaena Street, #1
                           Aiea, Hawaii  96701

Lessee Designation:        Cost-U-Less Inc.
                           330 4th Street
                           Kirkland, WA.  98033

All payments of rent shall be made by Lessee to the party and at the address designated by Lessor herein. Any written notice sent by certified mail, return receipt requested, shall be deemed to have been served as of the date actually
received;   provided, however that if not sooner actually received, said written notice shall be deemed conclusively to have been received by the other party on the fourth day after mailing.

                                  ARTICLE XXI

                               Quiet Possession
                               ----------------

      Section 21.01.   Covenant of Quiet Enjoyment.   Upon payment by Lessee of
      --------------   ---------------------------
the rental as aforesaid and upon the observance and performance of the covenants by Lessee herein contained, Lessee shall peaceably and quietly hold and enjoy the demised premises for the term hereby demised without hindrance or interruption by Lessor or any other person or persons lawfully or equitably claiming by, through or under Lessor.

                                 ARTICLE XXII

                                 Miscellaneous
                                 -------------

      Section 22.01.   No Partnership.   Lessor does not by this lease, in any
      --------------   --------------
way or for any purpose, become a partner of Lessee in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Lessee.

      Section 22.02.   Force Majeure.   In the event that either party hereto is
      --------------   -------------
delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section shall not operate to excuse Lessee from prompt payment of basic rent, additional rent or any other payments required by the terms of this lease, unless the act delaying or hindering performance materially interferes with Lessee's occupancy and use of the demised premises, in which event all rent due hereunder shall abate during the period of such material interference.

      Section 22.03.   Security  Deposit.   Lessee  has contemporaneously with
      --------------   -----------------
the execution of this lease deposited with an escrow company mutually agreed upon by Lessee and Lessor to hold in escrow pursuant to the terms of this Section, the sum of FORTY-EIGHT THOUSAND FOUR HUNDRED AND NO/100 DOLLARS ($48,400.00), hereafter referred to as "security deposit." Lessee and Lessor shall share equally all escrow fees and costs. The security deposit will stay in escrow until Lessor delivers to Lessee evidence, in form and substance reasonably satisfactory to Lessee, of the availability of financing for construction of the Building to be constructed on the demised premises. Once the financing is obtained, the entire amount of the funds held in escrow shall be released to Lessor. At such time TWENTY-FOUR THOUSAND TWO HUNDRED AND 00/100 DOLLARS ($24,200.00) will be applied toward the second month's basic rent, and the balance shall be held by Lessor as a security deposit. The security deposit shall be held by Lessor during the term hereof without liability for interest, as security for the performance by Lessee of all the terms, covenants conditions of this lease to be kept and performed by Lessee. Lessor shall not be required to keep the security deposit as a separate fund but may commingle it with Lessor's own funds. If, at any time during the term of this lease, any of the rent herein reserved or other payment hereunder required of Lessee is overdue and unpaid, Lessor may, at the option of Lessor (but Lessor shall not be required to) appropriate and apply any portion of said security deposit to the payment of any such overdue rent or other payments. Should the security deposit, or any portion thereof, be appropriated and applied by Lessor for the payment of overdue rent or other sums due and payable to Lessor by Lessee hereunder prior to termination of this lease, then upon written demand by Lessor, Lessee shall remit to Lessor a sum in cash sufficient to restore said security deposit to TWENTY-FOUR THOUSAND TWO HUNDRED AND 00/100 DOLLARS ($24,200.00). Lessee's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this lease. In the event of failure or failures by Lessee to keep and perform all the other terms, covenants and conditions of this lease to be kept and performed by Lessee, then, at the option of Lessor and after terminating this lease, Lessor may appropriate and apply said security deposit, or so much thereof as Lessor in its sole discretion may reasonably determine to be necessary to compensate Lessor for all loss, cost or damage, including attorneys' fees, sustained or suffered by Lessor due to covenants and conditions, the security deposit shall be returned in full to Lessee at the end of the last extension of term of this lease without interest.

      Section 22.04.   Transfer of Security Deposit.   Lessor may transfer
      -------------    ----------------------------
and/or deliver the security deposit, as such, to any assignee or successor of Lessor's interest in this lease, and thereupon Lessor shall be discharged from any further liability with respect thereto.

      Section 22.05.   Lessee Defined, use of Pronoun.   The word "Lessee" shall
      --------------   ------------------------------
be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more. The use of the neuter singular pronoun to refer to Lessor or Lessee shall be deemed a proper reference even though Lessor or Lessee may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this lease apply in the plural sense where there is more than one Lessor or Lessee and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

      Section 22.06.   Partial Invalidity.  If any term, covenant or condition
      --------------   ------------------
of this lease, or the application thereof to any person or circumstance, is to any extent invalid or unenforceable, the remainder of this lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this lease shall be valid and be enforced to the fullest extent permitted by law.

      Section 22.07.  Captions and Section Numbers.   The captions, section
      --------------  ----------------------------
numbers, and article numbers appearing in this lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this lease nor in any way affect this lease.

      Section 22.08.   Entire Agreement.   This lease contains the entire
      --------------   ----------------
agreement between the parties and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and is signed by the party against whom enforcement of the change, modification, discharge or
abandonment is sought.   The laws of the State of Hawaii shall govern the
validity, performance and enforcement of this lease.

      Section 22.09.  No Option.  The submission of this lease for examination
      --------------  ---------
does not constitute a reservation of or option for the demised premises and this lease becomes effective as a lease only upon execution and delivery thereof by Lessor and Lessee.

      Section 22.10.  Non-Waiver.   No covenant, term or condition of this lease
      --------------  ----------
shall be deemed to have been waived by Lessor unless such waiver be in writing by Lessor. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term,
covenant or condition herein contained.   The subsequent acceptance of rent
hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this lease other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

      Section 22.11.  Time of the Essence.  Time is of the essence of this lease
      --------------  -------------------
and all of the terms, provisions, covenants and conditions hereof.

      Section 22.12.  Recordation.   Lessee shall not record this lease without
      --------------  -----------
the written consent of Lessor, however, upon the request of either party hereto the other party shall join in execution of a memorandum "short form" of this lease for the purpose of recordation. Said memorandum of short form of this lease shall describe the parties, the demised premises, and the term of this lease and shall incorporate this lease by reference only. All recordation fees and conveyance taken in connection with the recordation of said memorandum or short form of this lease shall be paid by or be the sole responsibility of Lessee.

      Section 22.13.   Guaranty.  KEN CHAMBERLIN, 9715 S.E. 7th, Bellevue,
      --------------   --------
Washington 98004 and MICHAEL J. ROSE, 4400-193rd Avenue S.E, Isasquah, Washington 98022, hereinafter called "guarantor," which term, wherever used shall mean all and each of the persons or entities, jointly and severally, named herein as Guarantor, in consideration of these presents and for the purpose of inducing Lessor to enter into this Lease with Lessee, hereby unconditionally guarantee the observance and performance by Lessee of all the terms, conditions and covenants to be observed or performed by Lessee during the term of this lease, including without limitation the payment of all rentals, taxes, and other charges and assessments due or to become due and owing under the Lease. No extension of time, amendments to this lease, or other forbearance granted to Lessee shall affect the liability of Guarantor, all notices thereof being waived. Guarantor further agrees that upon any default by Lessee, Lessor may proceed forthwith and directly against Guarantor to collect and recover all damages and losses, including without limitation reasonable attorneys' fees, without necessity of first or concurrently proceeding against Lessee.

     IN WITNESS WHEREOF, Lessor and Lessee have executed these presents as of the day and year first above written.


                                            KAI PACIFIC LIMITED

                                            By /s/ [Signature illegible]
                                               -------------------------------
                                               its                    "Lessor"

                                            COST-U-LESS INC.

                                            By /s/ Michael J. Rose
                                               -------------------------------
                                               its Chairman           "Lessee"

                                            /s/ Ken Chamberlin
                                            ----------------------------------
                                            KEN CHAMBERLIN

                                            /s/ Michael J. Rose
                                            ----------------------------------
                                            MICHAEL J. ROSE
                                                                  "Guarantors"

                                                  KAUAI ESTOPPEL




-----------------------------------------------------------------------------
Return By: Mail (x) Pickup ( ) To:

           JERRY A. RUTHRUFF, ESQ
           Suite 1855, Pioneer Plaza
           900 Fort street Mall
           Honolulu, Hawaii 96813
-----------------------------------------------------------------------------



                         CONSENT OF LESSOR TO SUBLEASE;
                              ESTOPPEL CERTIFICATE
                                      AND
                              ATTORNMENT AGREEMENT
                           ------------------------


     THIS AGREEMENT is made this 14th day of October, 1992, by and between
                                 ----
HERMAN RAPOZO, unmarried, ("Lessor") whose mailing address is 3533 Kaau Street, Honolulu, Hawaii; H.C.L. INVESTMENTS, INC., a Hawaii corporation ("Lessee-Sublessor") whose mailing address is Suite 1852 Pioneer Plaza, Honolulu, Hawaii; and COST-U-LESS, INC., a Washington corporation ("Sublessor"), whose mailing address is 1810 15th Place Northwest, Suite 203, Issaquah, Washington.

     WHEREAS, by instrument dated as of March 1, 1990, Lessor did enter into that certain lease with Halawa Sponsorship Corporation, as lessee, with respect to the premises situated at Kapaa, District of Puna, County of Kauai, State of Hawaii, more particularly described in Exhibit "A" attached hereto, which lease was recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 90-131759 (the "Master Lease"); and

     WHEREAS, the Master Lease was assigned by mesne assignments to Lessee; and

     WHEREAS, Lessee proposes to execute and deliver to Sublessee a sublease (the "Sublease") covering the premises demised by the Master Lease; and

     WHEREAS, the Sublessee has agreed to execute the Sublease upon condition that the Lessor consent to the Sublease upon the terms and conditions hereinafter set forth; and

     WHEREAS, the Lessor is willing to grant its consent to the Sublease upon such terms and conditions;


     1.  Lessor's Consent and Agreement.  The Lessor does hereby consent to the
         ------------------------------
Sublease upon the following terms and conditions:

          (a) This consent shall not be deemed or construed to be a waiver of any term, covenant, condition of provision contained in the Master Lease (except as otherwise provided herein), nor to authorize any further sublease or assignment not authorized by the Master Lease, all rights of the Lessor being expressly reserved against the Lessee-Sublessor.

          (b) The Lessor hereby agrees that in the event of the termination of the Master Lease prior to the expiration of the term or any extended term thereof, the Sublease shall remain in full force and effect as a direct lease from the Lessor to the Sublessee for the remainder of the term or extended term of the Sublease (the Lessor being thereupon substituted for the Lessee-Sublessor under the Sublease) upon and subject to the express condition that the Sublessee shall thereupon forthwith attorn to the Lessor upon the terms, covenants and provisions of the Sublease, and that the sublessee shall fully and faithfully perform and observe thereafter for the remainder of such term or extended term all of the covenants, conditions and provisions (except such covenants, conditions and provisions as shall be obviously inapplicable) to be performed and observed by the sublessee under the Sublease, including, but not limited to, the payment to the Lessor of all rent reserved in the Sublease and the payment of all taxes, rates, assessments, impositions, duties and charges therein stipulated to be paid.

     2.   Sublessee's Agreement.   The Sublessee hereby agrees with the Lessor
          ---------------------
that in the event of the termination of the Master Lease prior to the expiration of the term or extended term thereof, the Sublessee shall thereupon forthwith attorn to the Lessor upon the terms, covenants and provisions of the Sublease, and thereafter be the direct tenant and lessee of the Lessor under the Sublease, and shall thereafter for the remainder of the term or extended term of the Sublease fully and faithfully perform and observe for the benefit of the Lessor all of the covenants, conditions and provisions of the Sublease (except such covenants, conditions and provisions as shall be obviously inapplicable) to be observed and performed by the Sublessee under the Sublease, including, but not limited to, the payment to the Lessor of all rent reserved in the Sublease and the payment of all taxes, rates, assessments, impositions, duties and charges therein stipulated to be paid.

     3.  Estoppel Certificate.   The Lessor hereby certifies to the Sublessee
         --------------------
that as of the date hereof (1) the Master Lease is in full force and effect and unmodified by any instruments; (2) the Lessee-Sublessor is not in default in the payment of rent under the Master Lease; (3) to the best knowledge of the Lessor, the Lessee-Sublessor is not in default in the performance or observance of any covenant or condition to be performed or observed by the lessee thereunder; (4) to the best knowledge of the Lessor, no event has occurred which authorizes, or with the lapse of time will authorize, the Lessor to terminate the Master Lease; and (4) the execution and delivery by the Lessee-Sublessor of the Sublease will constitute neither a breach of the Lessee-Sublessor's obligations as lessee under the Master Lease nor an event of default thereunder.

     4.  Lessee-Sublessor's Agreement. The Lessee-Sublessor shall fully and
         ------------------ ---------
faithfully observe and perform all of the terms, covenants and conditions of the Master Lease, and shall indemnify and forever hold and save harmless the sublessor from and against any and all liabilities, loss, damage or expenses of every kind or nature, including attorney's fees, which the Sublessee shall sustain or incur by reason of any default by the Lessee-Sublessor under the Master Lease.

     As used herein the terms "Lessor," "Lessee-Sublessor," and "Sublessee" shall mean and include the parties named above and their respective heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the Lessor, the Lessee-Sublessor and the Sublessee have executed this instrument as of the date first above written.



                                        /s/ Herman Rapozo
                                        ----------------------------------------
                                        HERMAN RAPOZO
                                                                        "LESSOR"

                                        H.C.L. INVESTMENTS

                                        By [SIGNATURE ILLEGIBLE]
                                          --------------------------------------
                                          Its [ILLEGIBLE]
                                                              "LESSEE-SUBLESSOR"


                                        COST-U-LESS, INC.

                                        By
                                          --------------------------------------
                                          Its                        "SUBLESSOR"

                                  GROUND LEASE
                                  ------------


        THIS INDENTURE OF LEASE is effective as of the 1st day of March, 1990, by and between HERMAN RAPOZO, whose principal place of business and post office address is 3533 Kaau Street, Honolulu, Hawaii 96816 (hereinafter called the "Lessor"), and HALAWA SPONSORSHIP CORPORATION, whose principal place of business and post office address is 4895 Akai Place, P.O. Box 3430, Princeville, Kauai, Hawaii 96722 (hereinafter called the "Lessee").


                              W I T N E S S E T H:
                              - - - - - - - - - -

        That Lessor in consideration of the rent hereinafter reserved and of the covenants herein contained and on the part of Lessee to be observed and performed, does hereby demise unto Lessee, and Lessee does hereby accept and rent, all of the real property described in Exhibit "A" attached hereto and incorporated herein by reference, subject, however, to the encumbrances set forth in said Exhibit "A".

        TO HAVE AND TO HOLD the same together with all buildings, improvements, tenements, rights, easements, privileges and appurtenances thereunto belonging or appertaining, unto Lessee for a term of FIFTY-FIVE (55) years commencing on March 1, 1990 and ending on February 28, 2045 unless said term shall be sooner terminated as hereinafter provided, Lessee yielding and paying therefor unto Lessor, net over and above all taxes, assessments and other charges hereunder payable by Lessee, in equal monthly installments as hereinafter provided, each in advance, on the first day of each month, rent as follows:

         Year                   Annual Increase                Ground Rent
         ----                   ---------------                -----------

          1                            --                      $2,200.00
          2                           0.03                     $2,266.00
          3                           0.03                     $2,333.00
          4                           0.03                     $2,404.00
          5                           0.03                     $2,476.12
          6                           0.10                     $2,723.73
          7                           0.03                     $2,805.44
          8                           0.03                     $2,889.61
          9                           0.03                     $2,976.29
          10                          0.03                     $3,065.28
          11                          0.10                     $3,372.14
          12                          0.03                     $3,473.31
          13                          0.03                     $3,577.51
          14                          0.03                     $3,684.83
          15                          0.03                     $3,795.38
          16                          0.10                     $4,174.91
          17                          0.03                     $4,300.16
          18                          0.03                     $4,429.17
          19                          0.03                     $4,562.04
          20                          0.03                     $4,698.90

        For the period of March 1, 2010 through February 28, 2030 and March 1, 2030 through February 28, 2045, the rent shall be determined by written agreement of Lessor and Lessee, or if they fail to reach such agreement at least ninety (90) days before the commencement of each such period, the rent shall be determined by appraisal as hereinafter provided, and such rent shall be equal to the product of seven percent (7%) of the then fair market value of the demised land, exclusive of any buildings and other improvements constructed on the demised and free and clear of all encumbrances, including but not limited to this Lease and all subleases and tenancies hereunder, but in no event shall the annual rent as so determined be less than the annual rent for the last lease year preceding such period. Until such rent is determined, Lessee shall pay on account thereof installments of rent to Lessor in the same amounts and at the same times and manner as were payable for the last lease year preceding the period in question, and Lessee shall within fifteen (15) days after such determination pay to Lessor the amount of any increase in rent which shall have accrued since the expiration of the preceding rental period.

        AND LESSOR hereby covenants, represents and warrants with Lessee that Lessor has good title to the premises and good power and authority to enter this Lease, and, upon payment by Lessee of the rent as aforesaid and upon observance and performance of the covenants by Lessee hereinafter contained, Lessee shall peaceably hold and enjoy said premises for the term hereby demised without hindrance or interruption by Lessor or any other person or persons lawfully claiming by, through or under them except as herein expressly provided.

        AND LESSEE hereby covenants with Lessor as follows:

        1.   PAYMENT OF RENT.  Lessee will pay said rent in lawful money of the
             ---------------
United States of America at that times and in the manner aforesaid, without deduction and without any notice or demand, at the office of Lessor in Honolulu.

        2.   TAXES AND ASSESSMENTS.  At least ten (10) days before the same
             ---------------------
become delinquent, Lessee will pay and provide Lessor with a receipt for payment or if such receipt is issued by the taxing authority all real property taxes and assessments of every description to which said premises or any part thereof or improvement thereon, or Lessor or Lessee in respect thereof, may during said term be assessed or become liable, whether assessed to or payable by Lessor or Lessee; provided, however, that with respect to any assessment made under any betterment or improvement law which may be payable in installments, Lessee shall be required to pay only such installments of principal together with interest on unpaid balances thereof as shall become due and payable during said term, and that such taxes shall be pro-rated as of the dates of commencement and expiration, respectively, of said term. If at any time during said term there shall be assessed against the demised land or any part thereof or any improvement thereon or any rents payable to Lessor therefor or against Lessor in respect thereof any new taxes (other than federal or state net income taxes or any other taxes existing at the commencement of said term) which are in substitution for real property taxes or are in lieu of increases thereof, Lessee will also pay to Lessor as additional rent, at least ten (10) days before the same become delinquent, all such new taxes. Lessee will also pay all conveyance taxes imposed by the State of Hawaii in respect to any subleases made by Lessee.

        Nothing herein contained shall prevent the Lessee from contesting in good faith the amount or validity, or both, of any such taxes, rates, assessments, impositions, duties, charges or other outgoings by appropriate legal proceedings commenced before the same become delinquent, and the Lessor, if legally required to do so, shall join in such proceedings, on condition, however, that such proceedings shall not operate to cause the sale of the demised land or of the improvements thereon or any part thereof to satisfy any such tax, rate, assessment, imposition, duty, charge or other outgoing, and on further condition that the Lessee shall pay on demand any costs or attorneys' fees incurred by the Lessor in any such proceedings, and on further condition that if all or part of any such tax, rate, assessment, imposition, duty, charge or other outgoing, the amount or validity of which shall have been so contested, shall be finally determined by any court or other governmental authority of competent jurisdiction to be lawfully charged, assessed, imposed, due or payable, the Lessee will promptly pay the same, together with any interest, penalty or fine resulting from any such contest by the Lessee. If the Lessee shall fail to pay any such taxes, rates, assessments, impositions, duties, charges or other outgoings as herein provided, the Lessor may at any time after the same become due pay the same, together with any interest, penalties, fines and costs accrued thereon or imposed in connection therewith, and the Lessee will repay to the Lessor, upon demand, the full amount so paid by the Lessor, together with interest at the rate of TWELVE PERCENT (12%) per annum.

        3.  ADDITIONAL RENT.  Lessee will also pay to Lessor, as additional rent
            ---------------
and within ten (10) days after the date of mailing or personal delivery of statements therefor, all costs and expenses paid or incurred by Lessor and required to be paid by Lessee under any provision hereof. If Lessee shall become delinquent in the payment of any rent, additional rent (which does not constitute interest), or other payments required hereunder to be made by Lessee to Lessor, Lessee will also pay to Lessor as additional rent interest thereon from the respective due dates thereof until fully paid at the rate of twelve percent (12%) per year.

        4.  GENERAL EXCISE TAX.  Lessee will pay to Lessor as additional rent,
            ------------------
at the time and together with each payment of rent, additional rent, or other charge required hereunder to be made by Lessee to Lessor which is subject to the Hawaii general tax on gross income or any successor or similar tax, an amount which, when added to said rent, additional rent, or other charge (whether actually or constructively received by Lessor), shall yield to Lessor, after deduction of all such taxes payable by Lessor with respect thereto, a net amount equal to that which Lessor would have realized therefrom had no such taxes been imposed.

        5.  RATES AND OTHER CHARGES.  Lessee will pay directly before the same
            -----------------------
become delinquent all utility charges, water and sewer rates, garbage rates and other charges and outgoings of whatever description to which said premises or any part thereof or improvement thereon, or Lessor or Lessee in respect thereof, may during said term be assessed or become liable, whether assessed to or payable by Lessor or Lessee.

        6.   IMPROVEMENTS REQUIRED BY LAW.  Lessee will at its own expense
             ----------------------------
during the whole of said term make, build, maintain and repair all fences, sewers, drains, roads, curbs, sidewalks and parking areas which may be required by law to be made, built, maintained and repaired upon or adjoining or in connection with or for the use of said premises or any part thereof.

        7.  OBSERVANCE OF LAWS.  Lessee will at all times during said term keep
            ------------------
said premises in a strictly safe, clean, orderly and sanitary condition and observe and perform all laws, ordinances, rules and regulations now or hereafter made by any governmental authority for the time being applicable to said premises and will indemnify Lessor against all actions, suits, damages and claims by whomsoever brought or made by reason of the nonobservance or nonperformance of said laws, ordinances, rules and regulations or of this covenant.

        8.  RESTORATION, REPAIR AND MAINTENANCE.  Lessee will at its own expense
            -----------------------------------
from time to time and at all times during said term well and substantially restore, repair, maintain, amend and keep all buildings and other improvements hereafter built or made on the demised land with all necessary reparations and amendments whatsoever in good and safe repair, order and condition, reasonable wear and tear and destruction by unavoidable casualty not herein required to be insured against excepted.

        Lessee may without further approval of Lessor, clear demolish and/or remove any and all structures, plants and other improvements or growth now on the premises without limitation.

        9.   INSPECTION.  Lessee will permit Lessor and its agents at all
             ----------
reasonable times during said term to enter said premises and examine the state of repair and condition thereof, and will repair and make good at Lessee's own expense all defects required by the provisions of this Lease to be repaired by Lessee of which notice shall be given by Lessor in its agents within sixty (60) days after the giving of such notice or such other reasonable time as may be specified therein. If for any reason Lessee shall fail to commence and complete such repairs within sixty (60) days after the giving of such notice or such other reasonable time as may be specified therein, and if Lessee shall not have instituted a declaratory action to determine the necessity of the foregoing, Lessor may, but shall not be obligated to, make or cause to be made such repairs and shall not be responsible to Lessee or anyone claiming by, through or under it for any loss or damage to the occupancy, business or property of any of them by reason thereof, and Lessee will pay to Lessor on demand and as additional rent all costs and expenses paid or incurred by Lessor in connection with such repairs.

        10.  USE AND TYPE OF BUILDINGS. Lessee will use said premises solely for
             -------------------------
such purposes as allowed by law (including, without limitation, the Kauai County Code and any amendment and/or replacement thereof), and will not at any time make or suffer any strip or waste or unlawful, improper or offensive use of said premises.

        11.  CONSTRUCTION OF BUILDINGS.  Lessee will not construct or place any
             -------------------------
buildings or structures, including fences and walls, or other improvements on the demised land costing more than TWENTY-FIVE THOUSAND DOLLARS ($25,000.00), nor make or suffer any additions to or structural alterations of the basic structure of any buildings thereon, nor change the grading or drainage thereof, except under the supervision of a licensed architect or structural engineer and Lessor shall not withhold approval of any legal use or improvement to the premises, including placement of import fill necessary to effect same, as defined pursuant to Paragraph 10 hereof. No such approval by Lessor shall be deemed a warranty or other representation on its part that such plans, specifications or detailed plot plans or the building or buildings or other improvements therein described are legal, safe or sound. Prior to compliance with the provisions of Paragraph 12 hereof and in compliance with Paragraph H of the mutual convenants contained herein, Lessee may at its own expense raze and remove from said land any or all improvements existing on the premises as of the date hereof.

        12.  BONDS.  Lessee will before commencing construction of any
             -----
improvement on said premises costing more then TWENTY-FIVE THOUSAND DOLLARS ($25,000.00), deposit with Lessor (a) written evidence satisfactory to Lessor that Lessee has or is entitled to sufficient funds comprising an unconditional loan commitment by a recognized lending institution and/or evidence of a bank deposit in a total sum not less than an amount equal to the total estimated cost thereof, together with an executed copy of a construction loan agreement or other financing arrangement acceptable to Lessor by and between Lessee and such institution or bank which provides for the orderly disbursement of such funds ratably according to the work completed less only a reasonable retainage, (b) a fully executed copy of the construction contract therefor and (c) copies of the contractor's (or Lessee's if it is acting as its own contractor) performance bond and labor material payment bond naming Lessor as an obligee in an amount equal to the total estimated cost thereof and in form and with surety reasonably satisfactory to Lessor, guaranteeing the completion of such work free and clear of all mechanic's and materialmen's liens by whomever claimed. Any bond issued by a surety or insurance company registered to do business in the State of Hawaii is satisfactory to Lessor and, if any other surety is proposed to issue any bond, the surety must be reasonably satisfactory to Lessor.

        13.  SETBACK LINES.  Lessee will observe any setback lines affecting
             -------------
said premises as now or hereafter established by any governmental authority having jurisdiction.

        14.  FIRE AND OTHER CASUALTY INSURANCE.
             ---------------------------------

            (a) Existing Buildings.  Lessee shall have no obligation to insure
                ------------------
existing buildings.

            (b) New Project.  This Subparagraph (b) shall apply to all new
                -----------
buildings and other improvements constructed pursuant to Paragraph 11 hereof. Lessee will at its own expense at all times during said term keep all new buildings on the demised land insured against loss or damage by fire with extended coverage and an inflation guard endorsement in an insurance company authorized to do business in Hawaii and in time of war against war damage to the extent such governmental insurance is obtainable at reasonable cost, in an amount as near as practicable to the full insurable value thereof in the joint names of Lessor, Lessee and any mortgagee as their interests may appear, and will pay all premiums on such insurance when due, and will from time to time deposit promptly with Lessor current certificates of such insurance and upon request therefor true copies of such insurance policies. In every case of loss or damage to said buildings all proceeds of such insurance (excluding the proceeds of any rental value or use and occupancy insurance of Lessee) shall be used with all reasonable speed by Lessee for rebuilding, repairing or otherwise reinstating the same buildings in a good and substantial manner according to the original plan and elevation thereof or such modified plan conforming to laws and regulations then in effect as shall be first approved in writing by Lessor and any mortgagee, and Lessee will make up from its own funds any deficiency in the insurance proceeds. Provided, that if said building(s) shall during the last ten (10) years of the term of this Lease be destroyed or damaged to an extent exceeding FIFTY PERCENT (50%) of the actual cash value thereof immediately prior to such casualty, and the insurance proceeds are insufficient for restoring such building(s) as herein provided, and with the written consent of any mortgagee of this Lease, Lessee, in lieu of such restoration may at its option within sixty (60) days after such casualty remove all debris and remains of damaged building(s) and surrender to Lessor this Lease and all interest of Lessee and any mortgagee in the remaining insurance proceeds and thereby be relieved of any further obligations hereunder.

        15.  INDEMNITY.  Lessee will indemnify and hold Lessor harmless from and
             ---------
against all claims and demands for loss or damage, including property damage, personal injury and wrongful death, arising out of or in connection with the use or occupancy of said premises by Lessee or any other person under Lessee, or any accident or fire on said premises or any nuisance made or suffered thereon, or any failure by Lessee to keep said premises or any adjacent sidewalks in a safe condition, and will reimburse Lessor for all its costs and expenses including reasonable attorneys' fees incurred in connection with the defense of any such claims, and will hold all goods, materials, furniture, fixtures, equipment, machinery and other property whatsoever on said premises at the sole risk of Lessee and save Lessor harmless from any loss or damage thereto by any cause whatsoever.

        16.  EXPENSES OF LESSOR.  Lessee will pay to Lessor, within ten (10)
             ------------------
days after the date of mailing or personal delivery of statements therefor, (a) all costs and expenses including reasonable attorneys' fees paid or incurred by Lessor but required to be paid by Lessee under any covenant herein contained or paid or incurred by Lessor in enforcing any of Lessee's covenants herein contained, in protecting itself against any breach thereof, in remedying any breach thereof, in recovering possession of said premises or any part thereof, in collecting or causing to be paid any delinquent rent, taxes, or other charges hereunder payable by Lessee, or in connection with any litigation (other than condemnation proceedings) commenced by or against Lessee to which Lessor shall without fault be a party, and (b) a reasonable fee for reviewing and processing any request by Lessee for Lessor's consent or approval, including without limitation reasonable fees of attorneys and other consultants retained by Lessor.

        17.  LIENS.  Lessee will not commit or suffer any act or neglect whereby
             -----
said premises or any improvement thereon or the estate of Lessee therein shall at any time during said term become subject to any attachment, judgment, lien, charge or encumbrance whatsoever, except for mortgages, security agreements, financing statements and similar voluntary financing vehicles and except as herein expressly provided, and will indemnify and hold Lessor harmless from and against all loss, cost and expense with respect thereto. If any lien for work, labor, services or materials done for or supplied to the premises regardless of who contracted therefor is filed against the premises, Lessee shall have 30 days from the date of filing in which to cause such lien to be discharged of record by payment, deposit or bond.

        18.  LIABILITY INSURANCE.  Lessee will at its own expense effect and
             -------------------
maintain during the whole of said term comprehensive general liability insurance with respect to said premises under policies naming Lessor as an additional assured in an insurance company authorized to do business in Hawaii with minimum limits of not less than ONE MILLION DOLLARS ($l,000,000.00) for injury to one or more persons in any one accident or occurrence and ONE HUNDRED THOUSAND DOLLARS ($100,000.00) for property damage or such higher limits as Lessor may reasonably from time to time establish with due regard to prevailing prudent business practice as reasonably adequate for Lessor's protection, and will from time to time deposit with Lessor current certificates of such insurance and upon request therefor true copies of such insurance policies.

        19.  ASSIGNMENT.  Lessee may assign lease with full rights within sixty
             ----------
(60) days of execution to any such entity as Lessee may designate. Lessee will not without the prior written consent of Lessor assign or mortgage this Lease, it being understood that Lessor will not, except as stated above, consent to any assignment of this Lease except by way of mortgage, nor to any such assignment by way of mortgage if the amount thereby secured exceeds the fair market value of this Lease and all buildings and other improvements built on the land hereby demised or to be built and paid for with the proceeds of such mortgage; provided, however, that Lessor shall not require the payment of any moneys or other consideration for the giving of such consent other than a reasonable fee as hereinbefore provided in Paragraph 16. The term "assignment" herein shall include one or more sales or transfers by operation of law or otherwise by which
(A) an aggregate of more than FIFTY PERCENT (50%) of (i) the total capital stock of a corporate lessee, (ii) the total partnership interests of a general partnership lessee, or (iii) the total beneficial interests of a trust lessee, or (B) if the lessee is a limited partnership, FIFTY PERCENT (50%) of the interest in the general partner thereof or, if there is more than one general partner, FIFTY PERCENT (50%) of the interests in all such general partners in the aggregate, shall become vested in one or more individuals, firms, or corporations who or which are not stockholders, partners or beneficiaries thereof, either legally or equitably, as of the date of this Lease or of Lessee's subsequent acquisition of this Lease by assignment, it being understood that ownership of such capital stock, partnership interests and beneficial interests shall be determined in accordance with the principles enunciated in
Section 544 of the Internal Revenue Code of 1954; provided, however, that the foregoing definition shall not apply with respect to a corporate lessee whose capital stock is listed on a recognized stock exchange.

        20.  SURRENDER.   At the end of said term or other sooner determination
             ---------
of this Lease, Lessee will peaceably deliver up to Lessor possession of the land hereby demised, together with all buildings and other improvements upon or belonging to the same, by whomsoever made, in good and safe repair, order and condition except as otherwise expressly provided in Paragraph 8 hereof; provided, further, that if not then in default hereunder, Lessee may thereupon remove any trade fixtures installed on said premises during said term but shall repair promptly all damage caused by such removal.

The foregoing covenant of Lessee shall survive the expiration of said term.

        21. HOLDOVER. If Lessee remains in possession of said premises after the
            --------
expiration of said term, Lessee shall be deemed to occupy said premises only as a tenant from month-to-month at the rents and on all the covenants, conditions and provisions herein contained which are not inconsistent with a month-to-month tenancy.

        AND IT IS HEREBY MUTUALLY AGREED by and between the parties hereto as follows:

        A.   ASSIGNMENT OF LESSOR'S INTEREST IN LEASES.  By this Lease, Lessor
             -----------------------------------------
hereby assigns to Lessee any and all rents to be received from any parties currently leasing any portion of the demised premises from the date of execution of this Lease for the duration of this Lease. Should there be an existing lease for any portion of the demised premises, Lessor shall, concurrently with the execution of this Lease, provide a copy to Lessee and shall cause to be executed an assignment of Lessor's interest in the lease. If the lessee has a month-to-month tenancy, Lessor shall, concurrently with the execution of this Lease, provide written verification of said tenancy to Lessee.

        Lessor warrants that there currently exists no lease for the premises with a term or obligation which shall survive the commencement of this lease.

          Lessor further warrants that there are no existing defaults under any of the leases covering any portion of the demised premises by any party.

        B.   APPRAISAL.  Whenever this Lease provides that the fair market
             ---------
value of the demised land shall be determined by appraisal for computation of any rent hereunder, such fair market value or rate of return shall be determined by three (3) qualified real estate appraisers, who are members of the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers, or successor entities, one to be appointed by each of the parties hereto, and Lessor and Lessee each shall promptly name one such appraiser and give written notice thereof to the other party, and in case either party shall fail so to do within ten (10) days after such notice of the appointment of the first appraiser, the party naming the first appraiser may apply to any person then sitting as judge of the circuit court of the judicial circuit in which said premises are located for appointment of a second appraiser, and the two appraisers thus appointed in either manner shall appoint a third appraiser, and in case of their failure to do so within ten (10) days after appointment of the second appraiser, either party may have the third appraiser appointed by such judge, and the three appraisers so appointed shall proceed to determine the matter in question, and the decision of said appraisers or a majority of them shall be final, inclusive and binding on both parties hereto, unless the same shall be vacated, modified or corrected as provided in Chapter 658, Hawaii Revised Statutes, as the same may from time to time, be amended. Lessor and Lessee each shall pay their own appraiser and one-half (1/2) of the third appraiser's fee and all proper costs and expenses of such appraisal other than their own witness and attorneys' fees.

        C.   CONDEMNATION.  In case at any time or times during said term said
             ------------
premises shall be required, taken or condemned by any authority having the power of eminent domain, then and in every such case the estate and interest of Lessee in the premises so required, taken or condemned shall at once cease and determine, and Lessee shall not by reason thereof be entitled to any claim against Lessor for compensation or indemnity for leasehold interest, and all compensation and damages payable for or on account of any land or improvements thereon except improvements erected on the demised land during said term shall be payable to and be the sole property of Lessor, and all compensation and damages payable for or on account of any improvements erected on the demised land during said term shall be divided between Lessor and Lessee as of the date when Lessee loses the right of possession thereof according to the ratios that the then expired and unexpired portions respectively of said term after the date of original completion of such improvements bear to the sum of said portions. Provided, that in case only part of said premises shall be so required, taken or condemned, the rent payable for the remaining period of said term for which it is fixed shall be reduced in the ratio that the land area of such part bears to the total area of demised land immediately prior to such event, and all compensation and damages payable for or on account of any improvements erected on the demised land during said term shall be used promptly by Lessee to the extent necessary for restoring or replacing such improvements on the remaining land according to plans and specifications therefor first approved in writing by Lessor; provided, further, that if more than half of the demised land shall be so required, taken or condemned thereby rendering the remaining premises unsuitable for the purposes of Lessee, Lessee may at its option surrender to Lessor this Lease and all interest of Lessee and any mortgagee in the compensation and damages payable on account of any improvements on the remaining premises so surrendered and thereby be relieved of any further obligations under this Lease.

        D.   CONSENT TO MORTGAGE.  Lessee may from time to time without further
             -------------------
consent of Lessor assign this Lease by way of mortgage to any bank, insurance company, savings and loan, credit union, finance company, or other established lending institution as mortgagee, provided that the amount secured by all such assignments by way of mortgage shall not exceed the fair market value of this Lease and all buildings and other improvements built on the land hereby demised or to be built and paid for with the proceeds of such mortgage (said determination of fair market value to be made, with respect to each lease-hold mortgage, as of the date of recording such mortgage), and provided that Lessee shall upon execution of such mortgage promptly deliver a true copy thereof to Lessor. The mortgagee or its assigns may enforce such mortgage and acquire title to the leasehold estate in any lawful way, and pending foreclosure of such mortgage (or pending sale of this Lease in lieu of foreclosure of such mortgage) may take possession of and rent said premises, and upon foreclosure thereof (or upon such conveyance in lieu of foreclosure thereof) may without further consent of Lessor sell and assign the leasehold estate by assignment in which the assignee shall expressly assume and agree to observe and perform all the covenants of Lessee herein contained and such assignee may make a purchase money mortgage of this Lease to the assignor, provided that upon execution of any such assignment or mortgage a true copy thereof shall be delivered promptly to Lessor and that no other or further assignment of this Lease for which any provision hereof requires the written consent of Lessor shall be made without such consent. Upon the delivery and recordation of the conveyance through foreclosure (or delivery and recordation of the conveyance in lieu of foreclosure) of the leasehold estate and/or the mortgagee's sale or assignment thereof, this Lease shall remain in full force and effect as a direct lease between Lessor and the mortgagee or such assignee. The mortgagee or its assigns of such mortgage shall be liable to perform the obligations herein imposed on Lessee only during the period such person has possession or ownership of the leasehold estate. Nothing contained in such mortgage shall release or be deemed to relieve Lessee from the full and faithful observance and performance of its covenants herein contained or from any liability for the nonobservance or nonperformance thereof, nor be deemed to constitute a waiver of any rights of Lessor hereunder, and the terms, covenants and conditions of this Lease shall control in case of any conflict with the provisions of such mortgage, except as otherwise agreed by Lessor.

        E.   PROTECTION OF MORTGAGE.  During the continuance in effect of any
             ----------------------
authorized mortgage of this Lease, Lessor will not terminate this Lease because of any default on the part of Lessee to observe or perform any of the covenants or conditions herein contained if the mortgagee or its assigns, within one hundred twenty (120) days after Lessor has mailed to the mortgagee or its assigns at the last known address thereof a written notice of intention to terminate this Lease for such cause, shall cure such default, if the same can be cured by the payment of money, or, if such is not the case, shall undertake in writing to perform and shall thereafter pay all rent and other charges as and when due under this Lease and perform all the covenants of this Lease capable of performance by the mortgagee or its assigns until such time as this Lease shall be sold upon foreclosure of such mortgage commenced promptly and completed with due diligence, and any default (i) consisting of Lessee's failure promptly to discharge any lien, charge or encumbrance against said premises junior in priority to such mortgage or (ii) which is otherwise not susceptible to cure by mortgagee except upon obtaining possession of the premises or foreclosure, shall be deemed to be duly cured if such mortgage shall be foreclosed by appropriate action instituted within said l20-day period and thereafter prosecuted in diligent and timely manner. Lessor agrees that simultaneously with mailing or delivering any notice of default or breach under or with respect to this Lease to Lessee, that it will mail or deliver a copy thereof to the mortgagee(s) of the Lease at their last known addresses.

        In the event that, notwithstanding the mortgagee's compliance with the above provisions of this Paragraph D, this Lease shall terminate prior to the natural expiration of the term thereof (i) as a result of an actual or deemed rejection of the Lease under any provision of the Bankruptcy Act (Title 11, United States Code) or any successor law having similar effect, or
(ii) by operation of law or otherwise, then, and in any such event, Lessor shall give written notice to the mortgagee (or first mortgagee if more than one) of such termination, together with a statement of any and all sums which would at that time be due under this Lease. The mortgagee (or the first mortgagee if more than one) shall thereupon have the option to obtain a new Lease in accordance with and upon the following terms and conditions:

     (a) Upon the written request of the mortgagee within sixty (60) days after service of the aforementioned notice of termination, Lessor shall enter into a new lease of the premises with such mortgagee, or its designee, as provided in (b) immediately below;

     provided, however, that if Lessor receives no such written request within said sixty (60) day period then all of mortgagee's rights to a new Lease hereunder shall automatically terminate.

     (b) Such new Lease shall be effective as of the date of termination of this Lease and shall be for the remainder of the term of this Lease at the same rent and other charges herein provided and otherwise upon the same agreements, terms, covenants and conditions contained herein, with the same relative priority in time and right as this Lease and having the benefit of and vesting in the mortgagee (or first mortgagee if more than one) all of the same rights, title, interest, powers and privileges of the Lessee hereunder but provided that the liability of he mortgagee under the Lease will be limited to its interest in the premises and to the period of time it is lessee under such new lease. The new lease shall, subject to the same agreements, terms, covenants and conditions contained herein, also demise to the mortgagee or its designee all buildings, improvements and appurtenances situated on the demised premises, together with all equipment, fixtures and machinery therein. Concurrently with execution of the new lease, Lessor shall assign its interest in and to any then existing sublease under which the tenant has attorned to and been recognized by Lessor. During the period between termination of this Lease and execution of the new lease, Lessor shall not amend or modify the subleases or take any action which will adversely affect the premises or give rise to any liens against the premises. As a condition to and concurrently with delivery of such new Lease, the Lessee named therein shall pay any and all sums which would at the time of the execution thereof be due under this Lease but for the termination as aforesaid, and shall fully otherwise remedy any existing defaults under this Lease susceptible of cure by the mortgagee, or such designee, and shall pay all expenses, including but not limited to reasonable attorney's fees, court costs and disbursements incurred by Lessor in connection with the preparation, execution and delivery of such new Lease. Any default which cannot be cured by such Lessee until it obtains possession shall be cured by the lessee within a reasonable time after it obtains possession.

        Ownership by or for the same person of both the fee and leasehold estates in said premises shall not effect the merger thereof, without the prior written consent of any mortgagee to such merger.

        The parties will cooperate in including in this Lease, by suitable amendment, from time to time any provision which may be reasonably necessary and customary to secure institutional financing; provided, however, that such amendments shall not in any way affect the term hereby demised or the rent payable hereunder, nor affect adversely any rights of Lessor in the premises or under this Lease, nor increase the administrative burden of Lessor hereunder. Lessor in all instances shall be the sole judge (in a reasonable manner) of the adverse effects of such amendments.

        F.  DEFAULT AND DEFEASANCE.  This demise is upon the express condition
            ----------------------
that if Lessee shall fail to pay said rent or any part thereof within thirty
(30) days after the same becomes due, whether the same shall or shall not have been legally demanded, or shall fail to observe and perform faithfully any of its covenants or agreements herein contained performable by the payment of money (other than the payment of rent) and such default shall continue for sixty (60) days after a statement therefor given by the obligee to Lessee, or shall fail to observe or perform faithfully any of its other covenants or agreements herein contained and such default shall continue for thirty (30) days after written notice thereof given by Lessor to Lessee, or shall abandon said premises, or if this Lease or any estate or interest of Lessee hereunder shall be sold under any attachment or execution Lessor may at once re-enter said premises or any part thereof in the name of the whole and, upon or without such entry, at its option terminate this Lease, without service of notice or legal process and without prejudice to any other remedy or right of action for arrears of rent or for any preceding or other breach of contract. If this Lease is recorded in the Bureau of Conveyances of the State of Hawaii or filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii, such termination may but need not necessarily be made effective by recording or filing in such place an affidavit thereof by Lessor or a judgment thereof by a court of competent jurisdiction. If Lessee shall fail to observe or perform any of its covenants herein contained, Lessor at any time thereafter and without notice may, but shall not be obligated to, observe or perform such covenant for the account and at the expense of Lessee, and all reasonable costs and expenses incurred by Lessor in observing and performing such covenant shall constitute additional rent and shall bear interest as provided in Paragraph 3 hereof.

        G.   APPROVAL OR CONSENT.  No approval or consent of Lessor required by
             -------------------
any provision hereof shall be unreasonably withheld. Lessor shall cooperate with Lessee in expediting all requests for approval or consent and if such approval or consent is refused, Lessor shall so state in writing and give its reasons therefor.

        H.  GOVERNMENTAL APPROVAL.
            ---------------------

          (i) Lessee shall have ninety days from the date of execution of this lease to determine to its satisfaction that it shall be able to obtain all necessary governmental approvals which may include, but need not be limited to, federal floodway, state land use, and local zoning ordinances. Should any agency deny any use of the property permitted under current zoning, Lessee shall have the option to declare this lease null and void. Should Lessee elect to appeal any governmental ruling, Lessee shall have an additional ninety days from the date of written notice to Lessor to pursue said appeal. If, at the end of said appeal period, Lessee shall determine that it shall be unable to obtain governmental approvals for any permitted use under current zoning, then Lessee may, at its option, declare this lease null and void and Lessor shall return to Lessee all rents paid.

          (ii) Lessee shall pay all scheduled rents to the client trust account of Lessor's attorney for said period of ninety days and for said subsequent period of ninety days, or for any portion thereof until such time as Lessee shall notify Lessor in writing that said contingency is removed or that Lessee elects to nullify and void this lease. Should Lessee fail to make payment of rents as scheduled herein, all remedies of Lessor as delineated herein shall become in full force and effect.

          (iii) Amount of rents paid shall be per schedule of rents as included herein and shall be paid according to the terms and conditions of this lease, less that amount currently being received as rents to the Lessor from existing tenants as of the date of execution of this Lease. Lessor shall continue to receive said rents in their entirety directly from existing tenants until such time as the contingencies herein are removed. At such time all rights thereto shall accrue to Lessee. At no time shall Lessee owe as rents any amount greater than as scheduled herein. Lessee may not evict or otherwise restrict the current uses of the tenants, or cause reason for said rents to cease or be interrupted as long as the contingencies herein remain in effect. At such time as the contingencies herein are removed, full rights over the uses to collect and possess without lien all tenant rents shall accrue to the Lessee, and all reductions in the amounts of lease rents as scheduled herein shall no longer be applicable.

          (iv) In the event that this contingency is removed by notice in writing to Lessor and/or Lessor's attorney, Lessor's attorney shall immediately release to Lessor all rents held in trust as per this clause.

        I.  NONWAIVER.  Acceptance of rent by Lessor or its agent shall not be
            ---------
deemed to be a waiver by it of any breach by Lessee of any covenant herein contained or of Lessor's right to re-enter for breach of condition. Waiver by Lessor of any breach by Lessee shall not operate to extinguish the term, covenant or condition the breach whereof has been waived nor be deemed to be a waiver of Lessor's right to declare a forfeiture for any other breach thereof.

        J.   PROOF OF TITLE.  Lessor shall provide proof of title in the form of
             --------------
a status title report, commitment for title insurance, or title policy within thirty days of the date of execution of this Lease. Should Lessor fail to provide said proof, Lessee may at its option, obtain proof of title by any form stated above at Lessor's expense, or may declare this lease null and void and shall be entitled to the return of all rents and deposits paid to Lessor pursuant to this Lease.

        K.   ENVIRONMENTAL HAZARD.  The Lessee may terminate this lease if any
             --------------------
individual, organization, governmental body, or other entity brings an action to remove or cleanup any toxic waste or other environmental hazard that may be present on the demised premises at any time. The Lessor shall promptly indemnify and hold Lessee harmless from any liabilities, damages, costs and expenses, including without limitation reasonable attorneys fees, incurred by Lessee, its successors and assigns, by virtue of the imposition, enforcement or collection of any lien against the Premises, created as a result of any such removal or cleanup.

        L.  CONDOMINIUM PROPERTY REGIME.  Lessee has the right at any time, but
            ---------------------------
not the obligation to submit the improvements constructed on the leased premises to a Condominium Property Regime as provided in (S)514-A, Hawaii Revised Statutes. Lessor shall cooperate with Lessee at all times in the processing and expediting of all requests to obtain the necessary approval for the permitted use of the said condominium property regime. Nothing herein shall be construed to discharge or otherwise release the Lessee from any liability with respect to this Lease or to the condominium property regime. Lessor and Lessee mutually understand and agree that in the event that the demised premises is submitted to a condominium property regime, Lessee shall execute subleases to any subsequent tenants of the premises. This Lease shall remain in full force and effect for its duration.

        M.  NOTICES.  Any notice or demand to Lessor or Lessee provided for or
            -------
permitted by this Lease may be given sufficiently for all purposes in writing mailed as registered or certified mail, addressed to such party at its post office address herein specified to the last such address designated by such party in writing to the other, or delivered personally within the State of Hawaii to any one of the Lessor or Lessee or any officer of Lessee if Lessee is a corporation or any general partner of Lessee if Lessee is a partnership, as the case may be, and shall be deemed conclusively to have been given on the date of such mailing or personal delivery. Any notice or demand to Lessee hereunder may be given sufficiently for all purposes to any person holding this Lease as Lessee, whether solely or with others, and any notice or demand to or acts by one such person with respect to this Lease shall constitute notice or demand to or acts by all such persons as Lessee.

        N.  INTEGRATION AND AMENDMENT.  This Lease is a complete integration of
            -------------------------
every agreement and representation made by or on behalf of Lessor and Lessee with respect to said premises and no implied covenant or prior oral or written agreement shall be held to vary the provisions hereof, any law or custom to the contrary notwithstanding. No amendment or modification of this Lease shall be effective unless incorporated in a written instrument executed by Lessor and Lessee.

        O.  NO PARTNERSHIP INTENDED.  Lessor and Lessee hereby agree that Lessor
            -----------------------
in no event and for no purpose is a partner of Lessee in the conduct of any of its businesses or other affairs or a joint venturer or member of a joint enterprise with Lessee.

        P.  ESTOPPEL CERTIFICATES.  Lessor will from time to time, upon
            ---------------------
reasonable written request from Lessee or Lessee's mortgagee(s), furnish to the party requesting it, an estoppel certificate duly executed and acknowledged by Lessor certifying (i) that the Lease is unmodified and in full force and effect or if the Lease has been modified, is in full force and effect as modified and identifying the modifications; (ii) whether or not there is then any default by Lessee of any condition which with the passage of time or delivery of notice would become a default, and if so specifying the nature thereof; and (iii) the dates to which rent and any other charges payable under the Lease have been paid. Lessor will furnish the estoppel certificate without any charge other than a reasonable fee for reviewing and processing the request as described in Paragraph 16 of this Lease.

STATE OF HAWAII               )
                              ) SS.
CITY AND COUNTY OF HONOLULU   )


        On this 23rd day of May, 1990, before me appeared Matthew H. Deal to me
                ----        ---                          ---------------
personally known, who, being by me duly sworn, did say that his is the President, respectively of HALAWA SPONSORSHIP CORPORATION, and that the
---------
instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said officers severally acknowledged the instrument to be the free act and deed of said corporation.


                                       [SIGNATURE ILLEGIBLE]
                                       -------------------------------
                                       Notary Public, State of Hawaii

                                       My commission expires:   09/15/92
                                                              ------------

        Q.  DEFINITIONS.  The term "premises" herein shall be deemed or taken to
            -----------
include (except where such meaning would be clearly repugnant to the context) all buildings and other improvements now or any time hereafter built on the land hereby demised. The term "Lessor" herein shall mean and include Lessor, its successors in trust and assigns, and the term "Lessee" herein or any pronoun used in place thereof shall mean and include the singular or plural number, and jointly and severally corporations, and their and each of their respective successors and assigns, according to the context hereof. The headings of paragraphs herein are inserted only for convenience and reference and shall in no way define, expand or limit the scope or intent of any provisions of this Lease.

     IN WITNESS WHEREOF, the parties hereto have executed these presents this 1st day of March, 1990, be effective as of the day and year first above written.
---        -----    --

                                       HERMAN RAPOZO

                                       /s/ Herman Rapozo
                                       ----------------------------
                                                 "Lessor"


                                       HALAWA SPONSORSHIP CORPORATION

                                       By [SIGNATURE ILLEGIBLE]
                                         --------------------------
                                         Its
                                                 "Lessee"